UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21274

Grosvenor Registered Multi-Strategy

Master Fund, LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Scott J. Lederman Grosvenor Registered Multi-Strategy Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 506-6500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

1

ITEM 1 – REPORTS TO STOCKHOLDERS

The Report to Shareholders is attached hereto.

2

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2013

With Report of Independent Registered Public Accounting Firm

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2013

  The Registrant files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on Form N-Q is available without charge, upon request, by calling (866) 211-4521.

  A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 211-4521 and on the Commission’s website at http://www.sec.gov.

  Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 211-4521, and on the Commission’s website at http://www.sec.gov.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

Grosvenor Registered Multi-Strategy Master Fund, LLC

In our opinion, the accompanying consolidated statement of assets, liabilities and members’ capital, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in members’ capital and of cash flows and the consolidated financial highlights present fairly, in all material respects, the financial position of Grosvenor Registered Multi-Strategy Master Fund, LLC and its subsidiary (the “Master Fund”) at March 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2013 by correspondence with the custodian and underlying portfolio funds, provide a reasonable basis for our opinion.

May 30, 2013

PricewaterhouseCoopers LLP, One North Wacker Drive Chicago, IL 60606
T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Assets, Liabilities and Members’ Capital

March 31, 2013

ASSETS

Investments in Portfolio Funds, at fair value (cost $452,359,136)	$472,172,013
Cash and cash equivalents	10,284,238
Redemptions receivable from investments in Portfolio Funds	54,260,917
Investments in Portfolio Funds paid in advance	4,150,000
Prepaid insurance	108,000
Other assets	833

Total assets	540,976,001

LIABILITIES

Repurchase of Members’ interests payable	23,115,282
Members’ subscriptions received in advance	1,518,437
Advisory fee payable	890,373
Professional fees payable	181,314
Line of credit fees payable	37,718
Administration fee payable	36,480
Interest payable	18,958
Other liabilities	325,438

Total liabilities	26,124,000

NET ASSETS	$514,852,001

Net Capital*	$495,039,124
Net accumulated unrealized appreciation on investments in Portfolio Funds	19,812,877

MEMBERS’ CAPITAL	$514,852,001

*	Net Capital includes net subscriptions, cumulative net investment income/(loss) and cumulative net realized gain/(loss) from investments in Portfolio Funds.

The accompanying notes are an integral part of these consolidated financial statements.

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2013

Portfolio Funds*	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Portfolio Fund***	First Available Redemption Date ****	Liquidity*****

Distressed

Anchorage Capital Partners Ltd.	1/1/2013	$20,035,815	$20,867,989	4.05%	0.39%	N/A	Annually

Anchorage Capital Partners, L.P. (a)	8/1/2006	50,575	39,749	0.01%	0.00%	N/A	Annually

Blue Mountain Credit Ltd.	1/1/2013	23,135,228	23,685,873	4.60%	0.44%	N/A	Quarterly

Fortress Value Recovery Fund, LLC(b)	1/1/2006	4,300,000	508,260	0.10%	0.36%	N/A	(1)

Greywolf Capital Partners II, L.P. (a)	9/1/2007	117,573	75,814	0.01%	0.03%	N/A	(2)

GSO Liquidity Partners, L.P.	3/1/2008	4,935	5,519	0.00%	1.00%	N/A	(3)

Harbinger Capital Partners Sp. Situations Fund, L.P. (a)	7/1/2007	6,182,068	2,029,508	0.39%	1.01%	N/A	(1)

Highland Crusader Fund, L.P. Liquidating	8/1/2005	952,655	1,391,633	0.27%	1.42%	N/A	(4)

King Street Capital, L.P. (a)	1/1/2003	744,064	1,108,999	0.22%	0.02%	N/A	Quarterly

King Street Ltd.	1/1/2013	8,617,818	8,989,473	1.75%	0.08%	N/A	Quarterly

Marathon Distressed Subprime Fund, L.P.	1/1/2008	4,364	7,472	0.00%	0.14%	N/A	(3)

Redwood Domestic Fund, L.P. (a)	1/1/2003	94,698	194,143	0.04%	0.01%	N/A	(2)

Redwood Offshore Fund Ltd.	1/1/2013	16,002,361	16,724,724	3.25%	0.80%	N/A	Annually - Bi -annually

Silver Point Capital Fund, L.P. (a)	1/1/2003	450,164	873,065	0.17%	0.03%	N/A	Annually

Silver Point Capital Offshore Fund Ltd.	7/1/2012	14,755,241	16,105,881	3.13%	0.33%	N/A	Annually

Total Distressed		95,447,559	92,608,102	17.99%

Event Driven

Elliott International Ltd.	1/1/2013	23,554,000	24,291,213	4.72%	0.18%	1/1/2015	Quarterly

Magnetar Capital II Fund, L.P.	1/1/2010	6,590,740	7,749,444	1.50%	2.63%	N/A	Quarterly

Magnetar Capital, L.P. (a)	7/1/2007	1,245,010	1,578,721	0.31%	1.57%	N/A	(2)

Perry International Inc.	1/1/2013	18,433,696	19,653,653	3.82%	0.39%	N/A	Quarterly

Perry Partners, L.P. (a)	1/1/2003	4,214	6,304	0.00%	0.00%	N/A	(2)

Seneca Capital SLV, L.P. (a)	1/1/2013	738,772	826,940	0.16%	1.88%	N/A	(5)

Seneca Capital, L.P.	1/1/2003	65,300	73,093	0.01%	0.02%	N/A	(2)

York European Opportunity Unit Trust	1/1/2013	17,281,868	17,724,838	3.44%	1.28%	N/A	Quarterly

Total Event Driven		67,913,600	71,904,206	13.96%

Long and/or Short Equity

AKO Fund Limited	1/1/2013	13,374,936	14,732,431	2.86%	0.46%	N/A	Quarterly

Black Bear Fund I, L.P.	1/1/2003	67,788	177,832	0.03%	0.89%	N/A	(5)

Broad Peak Fund, L.P. (a)	7/1/2007	37,334	24,719	0.01%	0.96%	N/A	(2)

The accompanying notes are an integral part of these consolidated financial statements.

3

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (continued)

March 31, 2013

Portfolio Funds* (continued)	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Portfolio Fund***	First Available Redemption Date ****	Liquidity*****

Long and/or Short Equity (continued)

Brookside Capital Partners Fund, L.P. (a)	10/1/2009	$94,762	$75,084	0.01%	0.00%	N/A	(2)

Citadel Global Equities Fund Ltd.	10/1/2012	4,650,000	4,832,532	0.94%	0.22%	N/A	Monthly

Conatus Capital Ltd.	1/1/2013	14,103,129	14,763,064	2.87%	0.98%	N/A	Quarterly

Discovery Global Opp Offshore Fund Ltd.	2/1/2013	19,050,000	20,093,564	3.90%	0.39%	N/A	Quarterly

Egerton European Dollar Fund Ltd.	10/1/2011	10,300,729	13,575,703	2.64%	0.73%	N/A	Monthly

Encompass Capital Fund Offshore Ltd.	8/1/2012	16,200,000	15,671,134	3.04%	3.06%	N/A	Quarterly

Greenlight Qualified Ltd.	1/1/2013	7,407,615	7,834,468	1.52%	0.94%	N/A	Annually

Impala Fund Ltd.	1/1/2013	16,739,653	18,098,755	3.51%	1.82%	N/A	Quarterly

Montrica Global Opportunities Fund, L.P. (a)	8/1/2007	206,841	97,608	0.02%	0.89%	N/A	(2)

Passport Global Strategies III, Ltd.	1/1/2010	479,302	131,964	0.03%	0.66%	N/A	(5)

SEG Partners Offshore, Ltd.	3/1/2013	15,900,000	16,154,524	3.14%	1.93%	N/A	Quarterly

Tremblant Ltd.	1/1/2013	15,396,166	16,221,513	3.15%	2.03%	N/A	Quarterly - Bi- Annually

Viking Global Equities III Ltd.	1/1/2013	5,607,373	5,889,964	1.15%	0.05%	N/A	Monthly

Total Long and/or Short Equity		139,615,628	148,374,859	28.82%

Multi-Arbitrage

Astenbeck Offshore Commodities Fund II Ltd.	2/1/2013	12,900,000	12,830,492	2.49%	0.56%	N/A	Monthly

Canyon Balanced Fund Ltd.	1/1/2013	23,421,029	25,417,925	4.94%	2.07%	N/A	Quarterly

Canyon Value Realization Fund, L.P. (a)	1/1/2003	177,760	288,245	0.06%	0.01%	N/A	Quarterly - Annually

CCP Quantitative Fund Ltd.	12/1/2012	15,300,000	15,183,485	2.95%	1.18%	N/A	Monthly

Citadel Kensington Ltd.	3/1/2013	15,900,000	15,931,210	3.09%	0.40%	N/A	Quarterly

Element Capital Feeder Fund Ltd.	4/1/2012	17,843,674	18,625,957	3.61%	0.53%	N/A	Quarterly

HBK II Fund, L.P. (a)	11/1/2009	66,511	95,321	0.02%	0.01%	N/A	(2)

HBK Corporate Feeder Fund Ltd.	1/1/2013	15,033,329	15,328,841	2.98%	4.36%	N/A	Quarterly

Linden International Ltd.	1/1/2013	6,122,013	6,385,828	1.24%	0.81%	N/A	Quarterly

Magnetar Constellation Fund, Ltd.	4/1/2012	19,400,000	21,527,151	4.18%	1.11%	N/A	Quarterly

OZ Domestic Partners, L.P. (a)	1/1/2003	10,406,369	16,250,939	3.16%	1.35%	N/A	Annually

Stark Investments, L.P. (a)	1/1/2003	1,556,804	1,493,003	0.29%	0.62%	N/A	Quarterly

Stark Select Asset Fund LLC	1/1/2010	459,589	453,177	0.09%	0.67%	N/A	(5)

The accompanying notes are an integral part of these consolidated financial statements.

4

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (continued)

March 31, 2013

Portfolio Funds* (continued)	First Acquisition Date	Cost	Fair Value**	% of Members’ Capital	% Ownership of Portfolio Fund***	First Available Redemption Date ****	Liquidity*****

Multi-Arbitrage (continued)

Viridian Fund, Ltd.	1/1/2012	$10,795,271	$9,473,272	1.84%	0.90%	N/A	Quarterly

Total Multi-Arbitrage		149,382,349	159,284,846	30.94%

Total Investments in Portfolio Funds		$452,359,136	$472,172,013	91.71%

Other Assets, Less Liabilities			$42,679,988	8.29%

Members’ Capital			$514,852,001	100.00%

The Master Fund’s (as defined in the Organization note) investments in the Portfolio Funds shown above, representing 91.71% of Members’ Capital have been fair valued in accordance with procedures established by the Board of Directors of the Master Fund.

The Master Fund’s investments on March 31, 2013 are summarized below based on the investment strategy of each specific Portfolio Fund.

Investment Strategy	% of Total Investments in Portfolio Funds
Multi-Arbitrage	33.74%
Long and/or Short Equity	31.42
Distressed	19.61
Event Driven	15.23

Total	100.00%

*    Non-income producing investments. The Master Fund’s investments in Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.

**  See definition in the Portfolio Valuation note.

***  Based on the most recently available information provided by each Portfolio Fund.

****  From original investment date (excludes side pockets).

*****  Available frequency of redemptions after initial lock-up period.

The accompanying notes are an integral part of these consolidated financial statements.

5

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Schedule of Investments (continued)

March 31, 2013

N/A Initial lock-up period that has expired prior to March 31, 2013, has a lock-up that expires prior to the next liquidity date, or the Portfolio Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(a)   A portion or all of the Master Fund’s interest in the Portfolio Fund is held in side pockets which have restricted liquidity.

(b)   Formerly known as D.B. Zwirn Special Opportunities Fund, L.P.

(1)   The Portfolio Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner. The full liquidation is expected to take two to four years or longer.

(2)   All of the Master Fund’s remaining interest in the Portfolio Fund is held in side pockets.

(3)   Finite lived Portfolio Funds in which redemptions are not permitted during the investment period of the Portfolio Fund. Cash proceeds are distributed to limited partners as the Portfolio Fund’s investments are realized after the investment period.

(4)   The Portfolio Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(5)   The balance represents the invested capital in a liquidating vehicle created with the intention of liquidating assets in a reasonable manner.

The accompanying notes are an integral part of these consolidated financial statements.

6

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Operations

For the Year Ended March 31, 2013

INVESTMENT INCOME
Interest	$8,285

EXPENSES
Advisory fee	5,464,542
Professional fees	507,765
Board of Directors’ and Fund Officers’ compensation	405,100
Administration fee	222,930
Insurance fees	182,700
Facility expense	85,694
Interest expense	42,875
Adviser out-of-pocket expenses	25,000
Other expenses	550,703

Total expenses	7,487,309

Net investment loss	(7,479,024)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments in Portfolio Funds	94,607,670
Net change in accumulated unrealized appreciation on investments in Portfolio Funds	(52,345,667)

Net realized and unrealized gain on investments	42,262,003

NET INCREASE IN MEMBERS’ CAPITAL RESULTING FROM OPERATIONS	$34,782,979

The accompanying notes are an integral part of these consolidated financial statements.

7

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statements of Changes in Members’ Capital

Members’ Capital, March 31, 2011	$534,490,900

Members’ subscriptions	81,921,748

Members’ interests repurchased	(51,455,299)

Net increase in Members’ Capital resulting from capital transactions	30,466,449

Net investment loss	(7,353,628)

Net realized gain from investments	2,496,131

Net change in accumulated unrealized appreciation on investments	1,791,471

Net decrease in Members’ Capital resulting from operations	(3,066,026)

Members’ Capital, March 31, 2012	561,891,323

Members’ subscriptions	118,283,765

Members’ interests repurchased	(200,106,066)

Net decrease in Members’ Capital resulting from capital transactions	(81,822,301)

Net investment loss	(7,479,024)

Net realized gain from investments	94,607,670

Net change in accumulated unrealized appreciation on investments	(52,345,667)

Net increase in Members’ Capital resulting from operations	34,782,979

Members’ Capital, March 31, 2013	$514,852,001

The accompanying notes are an integral part of these consolidated financial statements.

8

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in Members’ Capital resulting from operations	$34,782,979
Adjustments to reconcile net increase in Members’ Capital resulting from operations to net cash provided by operating activities:
Net change in accumulated unrealized appreciation on investments in Portfolio Funds	52,345,667
Net realized gain from Portfolio Fund redemptions	(94,607,670)
Purchases of Portfolio Funds	(423,967,520)
Proceeds from Portfolio Funds	517,913,148
(Increase)/Decrease in operating assets:
Prepaid insurance	36,000
Other assets	(833)
Increase/(Decrease) in operating liabilities:
Advisory fee payable	(67,956)
Professional fees payable	43,086
Administration fee payable	(1,842)
Adviser out-of-pocket expenses payable	(4,167)
Interest payable	18,958
Line of credit fees payable	37,718
Other liabilities	203,306

Net Cash Provided by Operating Activities	86,730,874

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ subscriptions	27,641,287
Payments for Members’ interests repurchased	(107,305,233)
Proceeds from bank note	22,000,000
Payments on bank note	(22,000,000)

Net Cash Used in Financing Activities	(79,663,946)

Net increase in cash and cash equivalents	7,066,928

Cash and cash equivalents at beginning of year	3,217,310

Cash and cash equivalents at end of year	$10,284,238

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:

Transfer of Interests between Members	$85,842,465

The accompanying notes are an integral part of these consolidated financial statements.

9

Grosvenor Registered Multi-Strategy Master Fund, LLC

Consolidated Financial Highlights

The following represents certain ratios to average Members’ Capital, total return, and other supplemental information for the periods indicated:

	Years Ended March 31,

	2013		2012		2011		2010*		2009
Ratios to average Members’ Capital:(a)

Net investment loss - prior to incentive allocation, net of waivers: (b)	(1.37%)		(1.32%)		(1.18%)		(1.23%)		(1.11%)
Incentive Allocation:	0.00%	(d)	0.00%	(d)	0.00%	(d)	(0.08%)	(c)	0.00%	(c)

Net investment loss - net of incentive allocation, net of waivers: (b)	(1.37%)		(1.32%)		(1.18%)		(1.31%)		(1.11%)

Expenses: (b)	1.37%		1.32%		1.20%		1.24%		1.28%
Incentive allocation:	0.00%	(d)	0.00%	(d)	0.00%	(d)	0.08%	(c)	0.00%	(c)

Total expenses and incentive allocation:	1.37%		1.32%		1.20%		1.32%		1.28%

Total return - prior to incentive allocation: (e)	6.78%		(0.54%)		7.59%		17.71%		(18.64%)
Incentive allocation:	0.00%	(d)	0.00%	(d)	0.00%	(d)	(0.08%)	(c)	0.00%	(c)

Total return - net of incentive allocation: (e)	6.78%		(0.54%)		7.59%		17.63%		(18.64%)

Portfolio turnover rate: (f)	86.35%	(g)	21.75%		27.82%		20.41%		16.36%

Members’ Capital, end of year ($000)	$ 514,852		$ 561,891		$ 534,491		$ 487,518		$ 451,395

*	The Master Fund reorganized into a “master/feeder” structure during this period.

(a)	Average Members’ Capital is determined using the net assets at the end of each month during the period.

(b)

Ratio does not reflect the Master Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Portfolio Funds. The Portfolio Funds’ expense ratios, excluding incentive fees or allocations, range from 0.32% to 10.74% (unaudited). The Portfolio Funds’ incentive fees or allocations can be up to 20% of profits earned (unaudited).

(c)

Calculated based on the amount reallocable to the Special Members for the period indicated, had the measurement period for incentive allocation closed on the dates indicated (not annualized). Calculation period for 2010 period displayed began April 1, 2009 and ended December 31, 2009.

(d)	As of January 1, 2010, the Incentive Allocation was eliminated (see Note 7).

(e)

Total return assumes a purchase of an interest in the Master Fund on the first day and a sale of an interest on the last day of the year and is calculated using geometrically linked monthly returns. An individual Member’s return may vary from these returns based on the timing of Member subscriptions and redemptions.

(f)	The ratio excludes in-kind transactions.

(g)	The 2013 ratio calculation reflects the transition of the Master Fund domestic limited partnership limited vehicles to offshore corporations, or similar vehicles as discussed in Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

10

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2013

1. Organization

Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified, management investment company. The Master Fund commenced operations on January 1, 2003 and has many of the features of a private investment fund.

The Master Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Portfolio Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Portfolio Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. The Master Fund invests in the Portfolio Funds as a limited partner, member or shareholder, along with other investors and generally invests in between 25 and 50 Portfolio Funds. It is expected that the Portfolio Funds in which the Master Fund invests will not be registered under the 1940 Act. There can be no assurance that the investment objectives of the Master Fund will be achieved.

On January 1, 2010, pursuant to member approval, the Master Fund was reorganized into a “master/feeder” investment structure (the “Reorganization”). Effective as of the close of business on that date, the Master Fund became a master fund, and members of the Master Fund contributed their interests to a new entity, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “TI 1 Fund”), in exchange for interests in the TI 1 Fund. The TI 1 Fund in turn invested substantially all of its assets into the Master Fund. The TI 1 Fund had no assets, liabilities, or operations prior to the Reorganization.

The TI 1 Fund and Grosvenor Registered Multi-Strategy Fund (TI 2), LLC (the “TI 2 Fund”) are each a Delaware limited liability company that is registered under the 1940 Act as a closed-end, diversified, management investment company. The TI 1 Fund, the TI 2 Fund and Grosvenor Multi-Strategy Offshore Fund, Ltd., a Cayman Islands exempted company (the “Offshore Fund” and together with the TI 1 Fund and TI 2 Fund, the “Feeder Funds”, and the Master Fund’s “Members”), pursue their investment objectives by investing substantially all of their assets in the Master Fund. The Feeder Funds have the same investment objectives and substantially the same investment policies as the Master Fund (except that the Feeder Funds pursue their investment objectives by investing in the Master Fund).

On January 1, 2013, the Master Fund transferred certain investments in exchange for membership interests in the GRF Domestic Sub-Fund, LLC (the “Sub-Fund”), a Delaware limited liability company, with the same investment adviser as the Master Fund. The aggregate cost basis and fair value of those investments that were transferred to the Sub-Fund were $43,445,078 and $44,583,297, respectively. No realized gain or loss was recognized by the Master Fund as a result of the transfer. The Sub-Fund then became a wholly owned subsidiary of the Master Fund.

11

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

1.	Organization (continued)

Effective January 1, 2013, the TI 1 and TI 2 Funds intended to make the election to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (i.e., a 1099-issuing “RIC”) as opposed to a partnership issuing a Schedule K-1. For tax and regulatory reasons related to such an election, the Master Fund has transitioned its investments previously held in underlying Portfolio Funds organized as domestic limited partnership vehicles, excluding those transferred to the aforementioned Sub-Fund, to Portfolio Funds organized as offshore corporations or similar vehicles.

Grosvenor Capital Management L.P., (the “Adviser” or “Grosvenor”) serves as the investment adviser of the Master Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day operations of the Master Fund. Pursuant to an investment advisory agreement between the Master Fund and the Adviser, the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. The Adviser is subject to oversight by the Board of Directors of the Master Fund (the “Board”).

The Board has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Master Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as customarily exercised by directors of a typical investment company registered under the 1940 Act organized as a corporation.

BNY Mellon Investment Servicing Trust Company provides custodial services for the Master Fund. BNY Mellon Investment Servicing (U.S.) Inc. serves as administrator and accounting agent to the Master Fund and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services.

As of March 31, 2013, the TI 1 Fund’s ownership of the Master Fund’s Members’ Capital was 75.27% and the TI 2 Fund’s ownership of the Master Fund’s Members’ Capital was 24.73%. During the year ended March 31, 2013, the Offshore Fund has entered liquidation and no longer holds beneficial ownership of the Master Fund.

Interests in the Master Fund (“Interests”) are generally offered only to the Feeder Funds, and subscriptions for Interests may be accepted as of the first day of each month or at such times as the Board may determine. The Master Fund may, from time to time, offer to repurchase Interests from its Members pursuant to written tenders by Members. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the Master Fund’s assets and other factors considered by the Board. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests from Members four times each year, effective as of the last day of each calendar quarter. Members can only transfer or assign Interests under certain limited circumstances.

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

2.	Summary of Significant Accounting Policies

a.	Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Sub-Fund, which was established to primarily hold and manage certain illiquid Portfolio Funds. As of March 31, 2013, the Master Fund owns 100% of the Sub-Fund. The Master Fund’s pro rata share of its investment in the Sub-Fund, including the results of its operations, has been consolidated and all intercompany accounts and transactions have been eliminated in consolidation.

b.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying consolidated notes. Management believes that the estimates utilized in preparing the Master Fund’s consolidated financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

c.	Master Fund Expenses

The Master Fund bears certain expenses incurred in its business, including, but not limited to, the following: fees paid directly or indirectly to the investment managers and general operating expenses of the Portfolio Funds; all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting and auditing fees; custodial fees; fees paid to the Master Fund’s administrator; costs of insurance; advisory fees; advisory out-of-pocket fees; the fees and travel expenses and other expenses of the Board; all costs with respect to communications regarding the Master Fund’s transactions between the Adviser and any custodian or other agent engaged by the Master Fund; and other types of expenses approved by the Board. Expenses, including incentive fees or allocations, of the underlying Portfolio Funds are not included in expenses reported on the Consolidated Statement of Operations as the effect of these expenses is recognized in realized and unrealized gains and losses.

In 2013, the Master Fund expensed approximately $114,000 of restructuring costs related to the conversion of TI1 and TI2 entities that operate under Subchapter M.

d.	Income Taxes

As a limited liability company that is treated as a partnership, no provision for the payment of federal, state or local income taxes has been provided by the Master Fund. Each Member is individually required to report on its own tax return its share of the Master Fund’s taxable income or loss. The Master Fund has a tax year end of December 31. Effective January 1, 2013, the Master Fund intends to change its year end to October 31.

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

2.	Summary of Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The U.S. federal income tax basis of the Master Fund’s investments in the Portfolio Funds for federal income tax purposes is based on amounts reported to the Master Fund by the Portfolio Funds on a Schedule K-1. As of March 31, 2013, the Master Fund has not yet received information to determine the current tax cost of the Portfolio Funds as of March 31, 2013. Based on the amounts reported to the Master Fund as of December 31, 2012, and after adjustment for purchases and sales between December 31, 2012 and March 31, 2013, the estimated tax basis of the Portfolio Funds at March 31, 2013 for federal tax purposes is $463,590,717, and net unrealized appreciation for U.S. federal income tax purposes was $8,581,296 (gross unrealized appreciation $18,834,956; gross unrealized depreciation $10,253,660).

The authoritative guidance on accounting for and disclosure of uncertainty in tax positions requires management to determine whether a tax position of the Master Fund is “more likely than not” to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Master Fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The returns are subject to examination by the relevant taxing authorities until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, the Adviser has determined that there are no unrecognized tax benefits or liabilities relating to uncertain income tax positions taken on prior years’ returns or expected to be taken on the tax return for the year ended December 31, 2012. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2013, the Master Fund did not incur any interest or penalties.

e.	Security Transactions

Purchases of investments in the Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund and withdrawals from the Portfolio Funds are recorded as of the last day of legal ownership. Realized gains or losses on investments in the Portfolio Funds are recorded at the time of the disposition of the respective investment based on specific identification. Prior to January 1, 2013, realized gains or losses on investments in the Portfolio Funds were recorded using average cost.

f.	Other

Net investment income or loss and net realized and unrealized gain or loss from investments of the Master Fund for each fiscal period are allocated between, and credited to or debited against, the capital accounts of Members as of the last day of the fiscal period in accordance with each Member’s respective investment percentage for the fiscal period, as defined in the Master Fund’s Limited Liability Company Agreement (the “Operating Agreement”).

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

2.	Summary of Significant Accounting Policies (continued)

f.	Other (continued)

In accordance with the authoritative guidance on distinguishing liabilities from capital, repurchases are recognized as liabilities when the dollar amount requested in the repurchase notice becomes fixed, which generally occurs on the last day of the fiscal period. As a result, repurchases paid after the end of the year, but based upon fixed amounts as of March 31, 2013, would be reflected as repurchase of Members’ interests payable at March 31, 2013.

The Master Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end Members’ Capital.

Cash and cash equivalents consist of amounts maintained in a BNY Mellon Investment Servicing Trust Company interest-bearing account. Interest income is recorded on the accrual basis. In circumstances when Federal Deposit Insurance Corporation insured limits are exceeded, the risk of default depends on the creditworthiness of the BNY Mellon Investment Servicing Trust Company. Through March 31, 2013, the Master Fund has not experienced any losses in such accounts. The Adviser monitors the creditworthiness of the BNY Mellon Investment Servicing Trust Company in an attempt to mitigate risk of loss.

3.	Portfolio Valuation

The net asset value (“NAV”) of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of each fiscal period, in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to policies established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight by the Board.

The Master Fund Board has approved procedures pursuant to which the Master Fund will value its investments in Portfolio Funds at fair value, generally at an amount equal to the NAV of the Master Fund’s investment in the Portfolio Funds as determined by Portfolio Fund’s general partner or investment manager. If no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Master Fund’s valuation procedures. Generally, the NAVs of the investments in the Portfolio Funds are determined whereby the Master Fund records the investment and subsequent subscriptions at its acquisition cost, which represents its fair value at the time of subscription. The investment is adjusted to reflect the Master Fund’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period.

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

3.	Portfolio Valuation (continued)

The Portfolio Funds record their investments at fair value in accordance with GAAP or International Financial Reporting Standards. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid non-marketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from the sale or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid non-marketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategy and market forces.

Because of the inherent uncertainty of valuations of the investments in the Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the Consolidated Statement of Operations is net of fees and performance-based compensation payable to the investment managers of the Portfolio Funds.

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions of liquidity that are stricter than the liquidity restrictions applicable to general interests in the Portfolio Fund. If the Master Fund withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances, where such a Portfolio Fund closes its operations, the Master Fund may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. As of March 31, 2013, the Master Fund’s investments in side pockets and special liquidating vehicles represented 2.44% of the Master Fund’s net assets. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Master Fund, to withdraw capital. The primary restrictions applicable to individual Portfolio Funds as of March 31, 2013 are described in detail on the Master Fund’s Consolidated Schedule of Investments.

The Master Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

3.	Portfolio Valuation (continued)

•	Level 2 — Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Master Fund’s consolidated financial statements are reasonable and prudent; however, the actual results could differ from these estimates. The Master Fund applies the authoritative guidance under GAAP for estimating the fair value of investments in the Portfolio Funds that have calculated their NAVs in accordance with the specialized accounting guidance for investment companies. Accordingly, the Master Fund estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Investments may be classified as Level 2 when market information (e.g. observable NAVs) is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability. Market information, including observable NAVs, subscription and redemption activity at the underlying Portfolio Fund, and the length of time until the investment will become redeemable, is considered when determining the proper categorization of the investment’s fair value measurement within the fair valuation hierarchy. Portfolio Fund investment lots that have observable market inputs (e.g. published NAVs) and that the Master Fund has the ability to redeem from within twelve months of the balance sheet date are classified in the fair value hierarchy as Level 2.

The Master Fund’s investments in the Portfolio Funds that have unobservable inputs and/or from which the Master Fund does not have the ability to redeem within twelve months are classified in the fair value hierarchy as Level 3. When observable prices are not available for these investments, the Master Fund uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate the fair value of such Level 3 instruments. Although the Master Fund does not have the ability to redeem from the Portfolio Funds classified in Level 3 of the fair value hierarchy within twelve months of the measurement date, these Portfolio Funds may transact with other investors at the NAV of the investment (or its equivalent).

In accordance with these valuation policies, the Adviser utilizes certain quantitative analytical reports generated by its proprietary risk management software to test and refine their judgment regarding: (i) their selection of Portfolio Funds for the Fund and (ii) the amount of assets to be allocated to each such Portfolio Fund. Such reports are designed to enable the Adviser to evaluate the risk and return characteristics of proposed alternative allocations to particular Portfolio Funds. Such reports currently consist of historical simulation analyses, historical simulation stress test analyses, forward-looking analyses, look-through exposure analyses and portfolio liquidity analyses.

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

3.	Portfolio Valuation (continued)

Certain personnel within the Adviser are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the investment committee. The investment committee reviews such findings to determine whether particular investment strategies continue to be appropriate. The investment committee may determine to add or terminate a strategy based on any number of factors, such as: (i) a better alternative for investing the capital invested in such strategy; (ii) a change in the expectations for the strategy; (iii) a manager specific event at the Portfolio Fund; or (iv) a change in the investment or economic environment.

The Adviser monitors certain aspects of Portfolio Fund performance, stays abreast of current developments affecting Portfolio Funds and stays in frequent communication with investment managers of Portfolio Funds to review the performance of the Portfolio Funds managed by such investment managers and to discuss such investment managers’ investment outlook.

The Adviser obtains certain exposure-level information that enables the analysis of various strategies, markets and sectors on a “look-through” basis. Although the Adviser does not require that Portfolio Funds provide position-level transparency, investment managers of Portfolio Funds typically provide summary-level risk statistics with respect to the invested positions and risk profile of their Portfolio Funds. Included in these statistics is information related to the Portfolio Fund’s long, short, gross, and net position by strategy, leverage and geographic exposure. The information set provided by investment managers of Portfolio Funds varies depending upon their strategy focus and investment style. These summary-level risk statistics are augmented through on-going conversations with the investment managers of the Portfolio Funds and, together, are intended to provide an overall view of the Portfolio Fund’s risk exposure.

In certain circumstances, the Adviser may make adjustments to the reported NAV of a Portfolio Fund when it believes that the reported NAV is not representative of fair value. Specifically, for certain Portfolio Funds in liquidation, the reported NAV is adjusted based on the Adviser’s estimate of the net realizable value of the Portfolio Fund in liquidation. As of March 31, 2013, approximately $1.39 million, or 11.06%, of investments in Portfolio Funds classified in Level 3 of the fair value hierarchy were fair valued using such approach.

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

3.	Portfolio Valuation (continued)

The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at March 31, 2013:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at March 31, 2013
Portfolio Funds
Distressed	$–	$86,568,083	$6,040,019	$92,608,102
Event Driven	–	69,419,149	2,485,057	71,904,206
Long and/or Short Equity	–	147,867,652	507,207	148,374,859
Multi-Arbitrage	–	155,729,087	3,555,759	159,284,846
Total Portfolio Funds	$–	$459,583,971	$12,588,042	$472,172,013

The level classifications in the table above may not be indicative of the risk associated with the investment in each Portfolio Fund.

The Master Fund recognizes transfers into and out of the levels indicated above on the actual date of the event or change in circumstances that caused the transfer. All transfers into and out of Level 2 and Level 3 can be found in the Level 3 reconciliation table shown below. There were no transfers between Level 1 and Level 2 for the year ended March 31, 2013.

The following table includes a roll-forward of the amounts for the year ended March 31, 2013 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

	Distressed	Event Driven	Long and/or Short Equity	Multi- Arbitrage	Total
Balance as of March 31, 2012	$11,981,347	$2,927,117	$1,801,138	$4,507,879	$21,217,481
Transfer from Level 2*	–	–	–	211,067	211,067
Net realized gain / (loss)	(41,248)	55,305	(67,379)	189,958	136,636
Net change in unrealized appreciation / depreciation	(96,267)	3,414,563	(77,445)	(129,416)	3,111,435
Purchases	–	–	–	440,665	440,665
Sales	(3,221,235)	(426,887)	(247,265)	(1,476,001)	(5,371,388)
Transfer into Level 2**	(2,582,578)	(3,485,041)	(901,842)	(188,393)	(7,157,854)
Balance as of March 31, 2013	$6,040,019	$2,485,057	$507,207	$3,555,759	$12,588,042

*

Transfers include investments in Portfolio Funds that were previously categorized as Level 2 investments, with a fair value of $211,067, which have been re-classified as Level 3 for the year ended March 31, 2013. Such transfers were primarily the result of changes in redemption terms and the Master Fund’s inability to redeem from these investments within twelve months of the balance sheet date.

**

Transfers include investments in Portfolio Funds that were previously categorized as Level 3 investments, with a fair value of $7,157,854, which have been re-classified as Level 2 for the year ended March 31, 2013. Such transfers were primarily the result of the changes in redemption terms and the Master Fund’s ability to redeem from these investments within twelve months of the balance sheet date.

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

3.	Portfolio Valuation (continued)

The net realized and unrealized gains (losses) in the table above are reflected in the accompanying Consolidated Statement of Operations. Net change in unrealized appreciation for the year ended March 31, 2013 for Level 3 investments held by the Master Fund as of March 31, 2013 was a decrease of $1,474,187 as shown in the table below:

Investments in Portfolio Funds	Net change in unrealized appreciation
Distressed	$(864,534)
Event Driven	473,563
Long and/or Short Equity	(93,362)
Multi-Arbitrage	(989,854)
Total	$(1,474,187)

The Master Fund follows authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV for the investment. In using the NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, generally represents the fair value of the investments. A listing of the investments held by the Master Fund and their attributes as of March 31, 2013, that may qualify for these valuations are shown in the table below.

Investment Category	Fair Value	Redemption Frequency	Notice Period	Redemption Restrictions and Terms*

Distressed (a)	$92,608,102	Quarterly - Annually	60 – 93 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 7%** of the Portfolio Funds.

Event Driven (b)	$71,904,206	Quarterly	30 – 93 Days	0-1 years. Side pocket & liquidating vehicle arrangements exist for 3%** of the Portfolio Funds.

Long and/or Short Equity (c)	$148,374,859	Monthly - Annually	30 – 90 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 0%** of the Portfolio Funds.

Multi-Arbitrage (d)	$159,284,846	Monthly - Annually	30 – 90 Days	0-2 years. Side pocket & liquidating vehicle arrangements exist for 2%** of the Portfolio Funds.

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

3.	Portfolio Valuation (continued)

*

The information summarized in the table above represents the general terms of the specific asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in constituent documents, to modify and waive such terms.

**	Reflects fair value of investments in each respective investment category.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Portfolio Funds, would generally be the NAV as provided by the Portfolio Fund or its administrator. For each of the classes below, the fair value of the Portfolio Funds has been estimated based upon the NAV of the Portfolio Funds, subject to adjustments by the Adviser if deemed necessary.

(a) Distressed Securities This class includes the Portfolio Funds that invest in debt and equity securities of companies in financial difficulty, reorganization or bankruptcy, nonperforming and subperforming bank loans, and emerging market debt. As of March 31, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

(b) Event Driven This class includes the Portfolio Funds that take significant positions in companies with special situations, including distressed stocks, mergers and takeovers. As of March 31, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

(c) Long and/or Short Equities This class includes the Portfolio Funds that make long and short investments in equity securities that are deemed by the Investment Managers to be under or overvalued. The Investment Managers typically do not attempt to neutralize the amount of long and short positions. As of March 31, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

(d) Multi-Arbitrage This class includes the Portfolio Funds that seek to exploit price differences of identical or similar financial instruments, on different markets or in different forms by simultaneously purchasing and selling an asset in order to profit from the difference. As of March 31, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds within this strategy.

As of March 31, 2013, the Master Fund had investments in 53 Portfolio Funds. The Master Fund, as an investor in these Portfolio Funds is charged management fees of up to 3% (per annum) of the NAV of its ownership interests in the Portfolio Funds, as well as incentive fees or allocations of up to 20% of net profits earned that are attributable to the Master Fund’s ownership interests in such Portfolio Funds. The Master Fund also generally bears a pro rata share of the other expenses of each Portfolio Fund in which it invests. Total expenses, including incentive fees or allocations, for the year ended March 31, 2013, ranged from approximately 0.32% to 10.77% of the Master Fund’s average invested capital in each Portfolio Fund. Incentive fees or allocations ranged from approximately 0.00% to 6.99% of the Master Fund’s average invested capital in each Portfolio Fund. These ratios may vary over time depending on the allocation of the Master Fund’s assets among the

21

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

3.	Portfolio Valuation (continued)

Portfolio Funds and the actual expenses and investment performance of the Portfolio Funds. The ranges were not audited by the Master Fund’s independent registered public accounting firm.

For the year ended March 31, 2013, aggregate purchases and sales of the Portfolio Funds amounted to $437,467,520 and $544,361,725, respectively.

4.	Capital Commitments of the Master Fund to the Portfolio Funds

As of March 31, 2013, the Master Fund had no unfunded capital commitments to the Portfolio Funds.

5.	Credit Facility

The Master Fund has established a committed U.S. Dollar denomination credit facility (the “Facility”) with one financial institution. The Facility is shared with several other affiliated funds which are managed by the Adviser and will terminate on June 21, 2013. The Facility contains annual renewal provisions. Under the terms of the Facility, the Master Fund can draw up to $28,000,000 of the net asset value of the Master Fund subject to a combined maximum amount of $300,000,000. The Facility is subject to annual fees related to any unused portion of the Facility which are allocated based on the amount available to the Master Fund. Under the terms of the Facility, the Master Fund is subject to, among other things, Portfolio Fund liquidity tests and Portfolio Fund concentration tests. In the event that the Master Fund breaches certain of the liquidity and concentration covenants, the Master Fund’s ability to borrow is reduced. Line of credit fees payable, as reflected on the Consolidated Statement of Assets and Liabilities, represents a borrowing under the Facility which accrues and compounds interest daily based on the base rate of the financial institution plus a spread.

6.	Advisory Fee

Pursuant to the terms of the advisory agreement between the Master Fund and the Adviser, the Master Fund pays the Adviser a monthly fee at an annual rate of 1.00% (the “Advisory Fee”) based on the Master Fund’s net assets determined as of the last business day of each month before taking into consideration the Advisory Fee. For the year ended March 31, 2013, the Advisory Fee was $5,464,542. The Adviser is also reimbursed by the Master Fund for out-of-pocket expenses incurred by the Adviser related to the Master Fund, up to an annual limit of $25,000.

7.	Incentive Allocation

As part of the Reorganization, the incentive allocation was eliminated as of January 1, 2010. Prior to the Reorganization, an incentive allocation was calculated with respect to each Member on the last business day of a calendar year and upon repurchase of all or any portion of such Investor’s Interest (an “Incentive Period”). An Incentive Period for each Member’s Interest started immediately following the preceding Incentive Period and ended on the first to occur of: (i) the next occurring last business day of a calendar year; (ii) the next repurchase of all or any portion of such Member’s

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Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

7.	Incentive Allocation (continued)

Interest; (iii) the withdrawal of the Adviser or Subadviser (collectively the “Special Members”) in connection with such party ceasing to serve as Adviser or Subadviser to the Master Fund; or (iv) the dissolution of the Master Fund. The aggregate incentive allocation (to the Special Members) for an Incentive Period equaled 10% of the amount, if any, in excess of (a) profit net of losses (after taking into account expenses, including the advisory fee paid by the Master Fund) allocated to each Member’s capital account for such Incentive Period over (b) the greater of (i) the Member’s Hurdle Rate Amount for that Incentive Period and (ii) the balance in the Member’s Loss Carryforward as of the end of the prior Incentive Period.

A Member’s “Loss Carryforward” for the initial Incentive Period was zero and for each Incentive Period thereafter was equal to the Member’s Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Member for the current Incentive Period.

The “Hurdle Rate Amount” is the return a Member would receive if its Interest as of the beginning of that Incentive Period (adjusted appropriately for any additional subscriptions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter and reset on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period.

In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Member was treated as having two independent Interests in the Master Fund, one of which was being repurchased in its entirety. Allocations to the Member and subscriptions made by the Member during the Incentive Period prior to such repurchase, and the Member’s opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, were allocated between the two Interests in proportion to the portion of the Member’s Interest that was repurchased.

8.	Related Party Transactions

The Board is made up of five Board members who are not “interested persons”, as defined by the 1940 Act, (the “Independent Directors”). The Independent Directors each receive annual compensation in the amount of $40,000 for their services to both the Master Fund and the Feeder Funds. The annual compensation is paid by the Master Fund and allocated pro-rata to the Feeder Funds. All Independent Directors may be reimbursed for out-of-pocket expenses of attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors. The Master Fund incurred $405,100 of Independent Directors’ and Fund Officers’ Compensation fees for the year ended March 31, 2013, of which none was payable as of March 31, 2013. The total fees and expenses (including compensation) of the Independent Directors and Fund Officers are shown on the Master Fund’s Consolidated Statement of Operations.

23

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

9.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk or Liquidity Risks

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and may enter into various investment activities with off-balance sheet risk. These may include, but are not limited to, short selling, writing option contracts, and equity swaps. However, as a result of the investments by the Master Fund as a limited partner, member or shareholder, the Master Fund’s liability with respect to its investments in the Portfolio Funds is generally limited to the NAV of its interest in each Portfolio Fund.

Because the Master Fund is a closed-end investment company, Interests are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Master Fund to offer from time to time to repurchase Interests at the Members’ capital account value, Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase Interests by the Master Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding Interests. Because the Master Fund’s investments in Portfolio Funds themselves have limited liquidity, the Master Fund may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the Master Fund’s members’ capital account value may fluctuate significantly between the time that they submit their request for repurchase and the date as of which Interests are valued for the purpose of repurchase.

As described in the footnotes of the Consolidated Schedule of Investments and in Note 3, some Portfolio Funds have suspended or restricted withdrawals of capital, which increases the liquidity risk for the Master Fund. Liquidity risk is the risk that the Master Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things, liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or to withdraw capital from the Portfolio Funds, or unforeseen outflows of cash to meet tender demands. This situation may arise due to circumstances outside of the Master Fund’s control, such as a general market disruption or an operational issue affecting the Master Fund or third parties, including the Portfolio Funds. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Master Fund’s capital investment in the Portfolio Funds can be withdrawn on a limited basis. As a result, the Master Fund may not be able to liquidate quickly some of its investments in the Portfolio Funds in order to meet liquidity requirements or respond to market events.

There are a number of other risks to the Master Fund. Three principal types of risk that can adversely affect the Master Fund’s investment approach are market risk, strategy risk, and manager risk. The Master Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, lack of diversification, and other risks for the Master Fund and potentially for each Portfolio Fund.

24

Grosvenor Registered Multi-Strategy Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

March 31, 2013

10.	Guarantees

Under the Master Fund’s organizational documents, its Independent Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss due to these warranties and indemnities to be remote.

11.	Subsequent Events

The Master Fund has evaluated all subsequent events through the date these consolidated financial statements were issued and noted the following:

On March 27, 2013, the Master Fund announced a tender offer to repurchase up to $77,000,000 of outstanding Interests from Members. The net asset value of the Interests will be calculated for this purpose on June 30, 2013. The tender offer expired April 26, 2013.

Subsequent to March 31, 2013, the Master Fund received additional capital subscriptions from the Feeder Funds in the amount of $267,575.

25

Fund Management (Unaudited)

June 2013

Information regarding each of the Directors and Officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Director and Officer is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611. The Fund Complex consists of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI), LLC, Grosvenor Registered Multi-Strategy Fund (TI2), LLC, and Grosvenor Registered Multi-Strategy Fund (TE), LLC.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Independent Directors

Henry S. Bienen (Born 1939) Director	Since March 21, 2011

President Emeritus (since 09/2009) and President (01/1995 to 08/2009) of Northwestern University.

Mr. Bienen currently serves on the boards of directors of Qatar Foundation Advisory Board; Ryan Specialty Group (member of the Organization and Compensation Committee); Rasmussen Inc. (Vice Chairman); Onconova Therapeutics, Inc.; Gleacher and Company; ITHAKA (Chairman); Chicago Council Global Affairs (Executive Committee); and Steppenwolf Theatre (Executive Committee). He is a member of the Knight Commission on Intercollegiate Athletics and is also a consultant and advisor to Hindustan Times and senior advisor to Qatar Foundation.

During the last five years he has also served on the boards of the New York Council on Foreign Relations (Chair, Nominating and Governance Committee); United Football League (Chairman); Bear Stearns Companies Inc. (Audit Committee); SPSS Inc.; JSTOR and Grosvenor Master Fund Ltd.

			4

Alan Brott (Born 1942) Director	Since November 30, 2009	Consultant (since 1991); Associate Professor, Columbia University Graduate School of Business (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Funds (3 funds) and serves as a trustee of Stone Harbor Investment Funds (6 funds).	4

Brian P. Gallagher (Born 1967) Director	Since March 21, 2011	Partner, Twin Bridge Capital Partners. During the last five years he has also held the following positions: Principal, UIB Capital, Inc. (Investment Bank), 2005; Partner, PPM America Capital Partners, LLC (Private Equity), 1997 to 2005. Member of the Board of Directors of Twin Bridge Capital Partners, Renew Life, Inc. and HFS Chicago Scholars.	4

Victor J. Raskin (Born 1944) Director	Since March 21, 2011	Chief Investment Officer, YMCA Retirement Fund (2000-2010). Mr. Raskin currently serves as an independent board member of the Q India Fund.	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR

Thomas G. Yellin (Born 1953) Director	Since November 30, 2009	President, The Documentary Group (since 2006); President, Ten Times Ten LLC (since 2009); President, PJ Productions (2002-2006); and Executive Producer, ABC News (1989-2002). Mr. Yellin currently serves on the board of directors of Animoto Production and serves as a manager of Excelsior Funds (8 funds).	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Officers who are not Directors

Scott J. Lederman (Born 1956) Chief Executive Officer and President	Since April 1, 2011	Managing Director (2000-Present), Grosvenor Capital Management, L.P.

Zachary D. Weber (Born 1974) Chief Financial Officer and Treasurer	Since April 1, 2011	Vice President, Finance (2001-Present), Grosvenor Capital Management, L.P.

Jodie L. Crotteau (Born 1972) Chief Compliance Officer and Vice President	Since April 1, 2011

Vice President, Legal (2010-Present), Grosvenor Capital Management, L.P.; Vice President, Secretary and Compliance Director (2007-2010), Assistant Secretary (2005-2007), and Compliance Manager (2005-2006), Harbor Capital Advisors, Inc.; Assistance Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

Girish S. Kashyap (Born 1981) Chief Legal Officer, Vice President and Secretary	Since April 1, 2011	Vice President, Legal (2010-Present) and Associate, Legal (2008-2010), Grosvenor Capital Management, L.P.; and Associate, Investment Management Group of K&L Gates LLP (2005-2008).

Stephen W. Misner (Born 1984) Assistant Treasurer	Since June 18, 2012	Associate, Finance (2009-Present), Grosvenor Capital Management, L.P.; and Audit Associate—Financial Services (2007-2009), Deloitte & Touche LLP.

*	Each Director and officer serves for an indefinite term, until his/her successor is elected or in each case until he/she sooner dies, resigns, is removed or becomes disqualified.

Board Consideration of New Advisory Agreement (unaudited)

The Investment Company Act of 1940, as amended, (the “1940 Act”) requires that the Investment Advisory Agreement of the Company be approved initially, and following an initial two-year term, at least annually, by the Company’s Board of Directors (the “Company Board”).

At an in-person meeting of the Company Board held on March 13, 2013, all of the Directors, each of whom was an Independent Director, met with their independent counsel in an executive session in order to consider the continuation of the Advisory Agreements for the Funds for an additional one-year term. In considering whether to approve the Advisory Agreements, the Independent Directors reviewed a meeting book and other materials from both their counsel and the Adviser which included, among other things: (i) the memorandum prepared by Stroock outlining the duties and responsibilities of the Directors in considering the approval of the Advisory Agreements (the “Stroock Memo”); (ii) the Advisory Agreement; (iii) the Management Agreements; (iv) Stroock’s 15(c) information request letter to the Adviser on behalf of the Board of each of Grosvenor Master, Grosvenor TI 1 and Grosvenor TI 2 and the Adviser’s memorandum containing its responses to Stroock’s 15(c) information request letter; (v) performance information on, and expense ratios of, comparable registered investment companies; (vi) information relating to the pro-forma profitability of the Funds to the Adviser; and (vii) information regarding the organizational depth of Grosvenor.

The Independent Directors discussed with Mr. Coleman the legal standards regarding the approval of the Advisory Agreements under the 1940 Act and reviewed the information included in the materials relevant to their approval of the Advisory Agreements. The Independent Directors also noted that they receive information regarding the Funds and their expenses and performance, as well as other relevant information, periodically throughout the year. After discussing a range of issues, the Independent Directors considered, in particular, the nature, extent and quality of services provided by the Adviser, the investment performance of the Funds, the cost of services provided and profits realized by the Adviser from the relationship with the Funds, how the economies of scale would be realized as the Funds grow, and fees and services provided for other Funds of hedge funds managed by the Adviser.

The Independent Directors reviewed the services that the Adviser has provided to the Funds. They considered the size and experience of the Adviser’s staff, its depth of expertise and the quality of services that the Adviser had delivered. The Independent Directors took into account detailed discussions they had with officers of the Adviser regarding the management of Grosvenor Master’s investments in accordance with its stated investment objective and policies and the types of transactions entered into on its behalf. During these discussions throughout the year, the Independent Directors had asked detailed questions of, and received answers from, the officers of the Adviser regarding the implementation of Grosvenor Master’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Grosvenor Master, the Independent Directors considered that the Adviser also provides certain management, administrative and other services pursuant to the Advisory Agreements to each Feeder Fund. The Independent Directors noted that the Adviser has administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to the Funds. The Independent Directors also considered the Funds’ compliance history. Following their consideration of this information, and based on the presentations at the meeting and the Independent Directors’ experience with the Funds, the Independent Directors concluded that the services provided to the Funds by the Adviser under the Advisory Agreements were of a high quality and benefit to the Funds.

The Independent Directors considered the history, experience, resources and strengths of the Adviser in developing and implementing the investment strategies used by Grosvenor Master. The Independent Directors also considered the Adviser’s deep expertise in managing funds of hedge funds. The Independent Directors reviewed the Funds’ investment performance and compared it to the performance of similarly structured registered funds of hedge funds. As a result of their discussions and review, the Independent Directors concluded that the Funds’ performance was satisfactory for purposes of approving the Advisory Agreements.

The Independent Directors reviewed and considered information from the Adviser regarding the methodology used by the Adviser in allocating its costs regarding the operations of the Funds and calculating the Funds’ profitability to the Adviser. The Independent Directors considered the cost of the services provided by the Adviser to the Fund and the revenue derived by the Adviser. The Independent Directors took into account the voluntary expense limitation agreements in place and proposed. The Independent Directors concluded that the extent of the Adviser’s profitability and the nature, extent and quality of the services provided supported the continuation of the Advisory Agreements.

The Independent Directors considered the extent to which economies of scale might be realized if the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Independent Directors noted that assets have not increased materially over the last two years. In consideration of these and other factors, the Independent Directors determined that no changes were currently necessary to the Funds’ fee structure. The Independent Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees.

The Independent Directors received and considered information regarding the investment advisory/management fee rates for other funds of hedge funds managed by the Adviser and reviewed the differences in the product structures and fee differences and concluded the differences appeared justified.

No single factor was determinative to the decision of the Independent Directors. Based on the foregoing and such other matters as were deemed relevant, the Independent Directors concluded that the fee rates under the Advisory Agreements do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arms’-length bargaining, and that it is in the best interest of the Funds and their shareholders to approve the continuance of the Advisory Agreements for the coming year.

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved and no waivers were granted to this code of ethics during the period covered by this report.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each of Alan Brott and Brian P. Gallagher, both of whom are members of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Brott and Gallagher are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed for the fiscal years ended March 31, 2012 and March 31, 2013 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,300 and $88,400, respectively. Audit fees include certain agreed upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

(b)	Audit-Related Fees

The aggregate fees billed for the fiscal years ended March 31, 2012 and March 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

(c)	Tax Fees

The aggregate fees billed for the fiscal years ended March 31, 2012 and March 31, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $160,062 and $97,915, respectively.

(d)	All Other Fees

The aggregate fees billed for the fiscal years ended March 31, 2012 and March 31, 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would consider at that meeting whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2012 and March 31, 2013 was 0.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2013, were $97,915 and $340,075, respectively.

The amount of non-audit fees that were billed by the Registrant’s principal accountant for services rendered to: (i) the Registrant, and (ii) the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2012, were $160,062 and $345,245, respectively.

(h)

The Registrant’s Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant has delegated to Grosvenor Capital Management, L.P. (“Grosvenor” or the “Firm”) the responsibility to vote proxies related to portfolio securities.

Background

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like Grosvenor to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.

Pursuant to Rule 206(4)-6, Grosvenor has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that Grosvenor votes proxies in the best interests of its clients.

When Grosvenor is Requested to Respond to Proxy Requests

The most common scenarios in which Grosvenor is requested to respond to proxy requests relating to securities held by one or more client accounts, including the Registrant, are as follows:

—

Grosvenor has investment discretion over such client accounts and is requested by the investment manager (“Investment Manager”) of an underlying investment fund in which such client accounts invest (“Portfolio Fund”) to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Portfolio Fund.

—

A client who invests in an account over which Grosvenor does not have investment discretion is requested by the Investment Manager of an underlying Portfolio Fund in which such account invests to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Portfolio Fund, and such client in turn requests Grosvenor to make a recommendation as to how such client should respond to such request.

In rare cases, Grosvenor may be requested to vote on (or make recommendations to clients as to how to vote on) matters relating to Fee Sharing Agreements (as defined in Section 8 of this report under the heading “CONFLICTS OF INTEREST”) and ancillary investments.

For purposes of convenience, a request by an Investment Manager or other party (other than a client) to vote a security held by a client account, or to vote on any matter (or consent to any action) relating to a Fee Sharing Agreement, is referred to below as a “Proxy Request.”

Material Proposals and Immaterial Proposals

Grosvenor divides Proxy Requests into two general categories, those relating to “Immaterial Proposals” and those relating to “Material Proposals.”

Grosvenor defines an “Immaterial Proposal” as a proposal that, if adopted, would not, in Grosvenor’s reasonable judgment, either:

—

be reasonably likely to have a material adverse effect on the relevant client account(s) (e.g., a proposal to approve a change in the name of a Portfolio Fund, to approve a Portfolio Fund’s previous year’s audited financial statements, to approve a Portfolio Fund’s appointment of independent auditors, to elect new directors of a Portfolio Fund, etc.); or

—	materially adversely change the terms on which future investments may be made by one or more of Grosvenor’s client accounts.

In other words, a proposal that, if adopted, would change any one or more terms in a manner that is favorable, or not materially adverse, to existing or future client accounts, is an Immaterial Proposal.

Grosvenor defines a “Material Proposal” as a proposal that is not an Immaterial Proposal (i.e., a Material Proposal is a proposal that, if adopted, would, in Grosvenor’s reasonable judgment, either:

—	be reasonably likely to have a material adverse effect on the relevant client account(s); or

—	materially adversely change the terms on which future investments may be made by one or more client accounts).

Determining What Action Should Be Taken in Response to a Proxy Request

Upon receiving a Proxy Request containing an Immaterial Proposal or a Material Proposal:

—

the investment professional whom Grosvenor has designated as the proxy principal with respect to the Investment Manager or securities in question (“Proxy Principal”) must determine whether favorable action on such Proposal would be consistent with:

o	the investment objective(s), policies and restrictions of the relevant client account(s); and

o	the best economic interests of the relevant client account(s).

This does not mean that the Proxy Principal is obligated to disapprove a Proxy Request in a situation where approval would result in an economic detriment to the relevant client account(s); it means instead that, in determining a course of action with respect to a Proxy Request, the Proxy Principal:

o

must consider only those factors that relate to the economic value of the investment to which such Proxy Request relates (to the extent factors relating to economic value are involved in such Proxy Request);

o	must not subordinate the economic interests of the relevant client account(s) to objectives unrelated to the economic value of the investment to which such Proxy Request relates; and

o

may not use the opportunity to consent to a Proxy Request to promote social purposes or to further legislative, political, regulatory or public policy issues that have no connection to enhancing the economic value of the investment to which such Proxy Request relates.

Action on Immaterial Proposals

It is Grosvenor’s policy to act (or recommend action, as the case may be) on each Immaterial Proposal, unless Grosvenor’s Operations Committee determines otherwise.

It is Grosvenor’s policy to consent (or recommend consent, as the case may be) to each Immaterial Proposal, unless:

—

the relevant Proxy Principal has determined that consenting to such Immaterial Proposal would not be consistent with either or both: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and (ii) the best economic interests of the relevant client account(s), or the Proxy Principal otherwise has determined to object to such Immaterial Proposal; and/or

—

Grosvenor’s Operations Committee determines, based on information provided to it by the Proxy Principal and/or by certain other persons within the Firm, that consent to such Immaterial Proposal would not be consistent with: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and/or (ii) the best economic interests of the relevant client account(s).

Notwithstanding the foregoing, Grosvenor’s Operations Committee, after due consideration, may authorize Grosvenor to act favorably (or make a favorable recommendation, as the case may be) on an Immaterial Proposal in either of the two situations described above, upon such terms and subject to such conditions as Grosvenor’s Operations Committee may determine to be appropriate under the circumstances.

Action on Material Proposals

Except as discussed below under “Managing Conflicts of Interest,” it is Grosvenor’s policy to act (or recommend action, as the case may be) on each Proxy Request relating to a Material Proposal in accordance with the recommendation of the Proxy Principal with respect to the Investment Manager or securities in question, subject to the following considerations:

—

Any member of Grosvenor’s Investment Committee may object to the recommendation of a Proxy Principal in response to a Proxy Request. In the case of any such objection, the matter is referred to Grosvenor’s Investment Committee, whose decision shall be final and conclusive; provided, however, that Grosvenor’s Chairman or Grosvenor’s Operations Committee may veto any action proposed to be taken by a Proxy Principal or by Grosvenor’s Investment Committee in response to a Proxy Request.

—

Grosvenor’s Operations Committee may object to the recommendation of a Proxy Principal in response to a Proxy Request if Grosvenor’s Operations Committee determines, based on information provided to it by the Proxy Principal and/or by certain other persons within the Firm, that consent to such Proxy Request would not be consistent with: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and/or (ii) the best economic interests of the relevant client account(s). Grosvenor’s Operations Committee, however, after due consideration, may authorize Grosvenor to act favorably (or make a favorable recommendation, as the case may be) on a Proxy Request relating to a Material Proposal in this situation, upon such terms and subject to such conditions as Grosvenor’s Operations Committee may determine to be appropriate under the circumstances.

In the case of client accounts that Grosvenor manages on a discretionary basis, Grosvenor ordinarily does not consult with the clients prior to taking action on Proxy Requests that affect such accounts. However, in certain cases, clients who grant written legal investment discretion to Grosvenor may informally reserve the right to approve or disapprove of Grosvenor’s decisions with respect to voting on Proxy Requests that affect their accounts.

In the case of client accounts that Grosvenor advises on a non-discretionary basis, Grosvenor informs the clients of the Proxy Requests and follows their respective instructions with respect to voting on such requests.

Factors Considered in Determining What Action Should Be Taken in Response to a Proxy Request

Grosvenor expects that Proxy Requests frequently will request approval of “Adverse Measures,” namely, measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security or Fee Sharing Agreement in question. For example, it is anticipated that Proxy Requests frequently will request approval of increased fees and/or less favorable liquidity provisions relating to Portfolio Funds in which one or more of Grosvenor’s client accounts invest.

Nevertheless, it is expected that a Proxy Principal ordinarily will recommend favorable action on Proxy Requests that propose Adverse Measures as long as:

—

such Proxy Principal reasonably believes, based on the totality of the facts and circumstances (in the case of a Proxy Request relating to an investment in a Portfolio Fund or to an ancillary investment) that continuing to hold the relevant security has a reasonable probability of conferring economic benefits on the relevant Grosvenor-Managed Account(s) (e.g., continued access to a high-quality Investment Manager) that outweigh the adverse economic affect(s) of such Adverse Measure, considered over the anticipated holding period of such security in the portfolio(s) of the relevant client account(s); and

—

such Proxy Principal reasonably believes, based on the totality of the facts and circumstances (in the case of a Proxy Request relating to a Fee Sharing Agreement) that adoption of the proposal in question has a reasonable probability of enhancing (or not materially reducing) the economic value and/or utility of the Fee Sharing Agreement in the portfolio(s) of the relevant client account(s) over the anticipated life of such Fee Sharing Agreement.

Managing Conflicts of Interest

In furtherance of Grosvenor’s goal to take action on all Proxy Requests in a manner that best serves the interests of the affected client accounts, Grosvenor will not implement any decision to respond to (or make a recommendation as to how to respond to) a Proxy Request in a particular manner unless and until a Compliance Officer has implemented certain procedures designed to:

—	identify whether Grosvenor is subject to a conflict of interest in taking action in response to such Proxy Request;

—	assess the materiality of such a conflict; and

—	address a material conflict in a manner designed to serve the best interests of the affected client accounts(s).

A conflict of interest ordinarily will be considered material if it can reasonably be argued that Grosvenor (or certain of its related persons) have a meaningful incentive to respond to the Proxy Request in a manner designed to benefit Grosvenor (or any such related person) rather than the affected client accounts – even if there is no ostensible detriment to the affected client account(s) from responding to such request in that manner.

In addition, a conflict of interest may be considered material if it can reasonably be argued that Grosvenor has a meaningful incentive to respond to a Proxy Request in a manner designed to favor one or more of Grosvenor’s client account(s) over one or more of Grosvenor’s other client account(s).

All materiality determinations are based on an assessment of the particular facts and circumstances.

If the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a conflict of interest in taking action in response to a Proxy Request but that such conflict is not material, he or she shall issue an instruction to take action in response to such Proxy Request as provided above under “Action on Immaterial Proposals” or “Action on Material Proposals,” as the case may be.

If the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a material conflict of interest in taking action in response to a Proxy Request, he or she shall, in consultation with such other of its personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict.

In determining how to address a material conflict of interest, the Compliance Officer may consider the following potential solutions, as well as any other solutions he or she wishes to consider:

—	in the case of a non-discretionary account, disclosing the conflict of interest to the appropriate parties;

—

in the case of a discretionary account, disclosing the conflict of interest to the appropriate parties and obtaining their consent (in accordance with the governing documents of such account) to act on the Proxy Request in accordance with the decision reached by Grosvenor with respect to such Proxy Request; and

—	in the case of any account, engaging an independent third party to recommend a response to the Proxy Request.

In cases where the Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a conflict of interest in responding to a Proxy Request and that such conflict is material, he or she shall not issue an instruction to take or recommend action in response to such Proxy Request in accordance with the decision reached by Grosvenor without first determining that such action is in the best interests of the affected client account(s).

In the case of any client account that is subject to the ERISA, Grosvenor may not issue an instruction to take or recommend action in response to a Proxy Request unless the material conflict has been cured or avoided to the satisfaction of the Compliance Officer pursuant to one or more of the following steps:

—

If the material conflict implicates one or more individuals on Grosvenor’s Investment Committee or Grosvenor’s Operations Committee but does not implicate Grosvenor (or other personnel), the implicated individual(s) shall be recused from the decision with respect to such Proxy Request if feasible and not detrimental to such account.

—

If the impact of the material conflict goes beyond specific employees who can reasonably be recused from the action, Grosvenor shall engage an independent third party to recommend a response to the Proxy Request. The independent third party could be the fiduciary for the client account, in the case of a non-discretionary account, if the fiduciary agrees in writing to assume full fiduciary responsibility for the response without advice from Grosvenor.

In certain cases, depending on the interests of particular clients, a Proxy Principal may recommend that certain client accounts vote against a Material Proposal and that other client accounts vote in favor of such Material Proposal.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Grosvenor manages the assets of the Registrant.

In connection with managing the assets of the Registrant, Grosvenor maintains an Investment Committee that is responsible for, among other things:

—

overseeing the identification and evaluation of investment strategies and sub-strategies that may be used by one or more investment vehicles or accounts managed or advised by Grosvenor (each such investment vehicle or account, a “Grosvenor-Managed Account”), including the Registrant;

—	approving such investment strategies and sub-strategies;

—	approving (by formal majority vote) the Investment Managers with whom (and the Portfolio Funds managed by such Investment Managers in which) the Grosvenor-Managed Accounts may invest;

—

determining from time to time guidelines specifying the target percentages of assets (usually determined as a range) that Grosvenor’s Portfolio Management Teams (as defined below) generally should follow in proposing, for the Grosvenor-Managed Accounts assigned to them, initial and subsequent portfolio allocations to particular investment strategies and underlying exposure categories (“Firmwide Investment Goals”);

—

determining from time to time guidelines specifying the target percentages of assets (usually determined as a range) that assist Grosvenor’s Portfolio Management Teams in proposing, for the Grosvenor-Managed Accounts assigned to them, initial and subsequent portfolio allocations to a particular Portfolio Fund or Portfolio Funds managed by a particular Investment Manager (“Target Allocations”);

—

determining the particular investment objectives and investment restrictions (“Investment Objectives and Constraints”) that will apply to Grosvenor’s management of each Grosvenor-Managed Account, including the Registrant (in the case of the Registrant, these Investment Objectives and Constraints are subject to approval by the Registrant’s Board of Directors); and

—	overseeing the monitoring of investment strategies, Investment Managers and Portfolio Funds.

Grosvenor’s Investment Committee must approve a particular Investment Manager and particular Portfolio Fund(s) managed by such Investment Manager from an “investment” and “risk management” perspective before Grosvenor may invest the assets of the Registrant in such Portfolio Fund(s).

Grosvenor’s Investment Committee currently has three members: Mr. David S. Richter (Chair), Mr. David B. Small and Mr. Bradley H. Meyers. The Investment Committee makes decisions by majority vote; however, Mr. Michael J. Sacks, Grosvenor’s Chairman and Chief Executive Officer, has the authority to veto any decision made by the Investment Committee. However, if the Investment Committee rejects or terminates a particular Investment Manager or Portfolio Fund, Mr. Sacks is not authorized to override such rejection or termination.

Grosvenor’s Portfolio Committee (consisting of Mr. David S. Richter and Mr. Bradley H. Meyers, who are also members of Grosvenor’s Investment Committee), assigns a portfolio management team (“Portfolio Management Team”) to each Grosvenor-Managed Account, including the Registrant. Each Portfolio Management Team consists of one or more portfolio managers, one or more senior portfolio analysts and one or more junior portfolio analysts, and is led by a portfolio manager designated by the Portfolio Committee. The Portfolio Management Team assigned to a particular Grosvenor-Managed Account is responsible for evaluating portfolio composition and proposing allocation changes for such Grosvenor-Managed Account.

Mr. Meyers has general oversight over the functions of each Portfolio Management Team. Messrs. Richter and Meyers have designated Dianna Di Iorio as the portfolio manager of the Registrant.

The Portfolio Management Team assigned to the Registrant is responsible for proposing changes to the Registrant’s portfolio from time to time, by employing a combination of “top-down” and “bottom-up” inputs.

The “top-down” inputs consist of:

—	the requirement to use investment strategies that have been approved by the Investment Committee;

—	the requirement to use Investment Managers and Portfolio Funds that have been approved both by the Investment Committee and Grosvenor’s Operations Committee;

—	the Firmwide Investment Goals and Target Allocations applicable to the Registrant; and

—	the Investment Objectives and Constraints of the Registrant.

The “bottom-up” inputs consist of the Portfolio Management Team’s judgment in selecting and proposing the allocation of capital to approved Portfolio Funds in a manner that the Portfolio Management Team determines to be appropriate in light of the Registrant’s Investment Objectives and Constraints and other investment restrictions. The Registrant’s Portfolio Management Team bases its allocation proposals upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

Messrs. Richter and Meyers must review and approve all portfolio allocations proposed for the Registrant by the Portfolio Management Team assigned to the Registrant.

Mr. Michael J. Sacks has general oversight authority over portfolio management activity for the Grosvenor-Managed Accounts, including the Registrant.

A brief biography of each of Messrs. Sacks, Richter and Meyers and Ms. Di Iorio appears below.

Michael J. Sacks, Managing Director, Chairman and Chief Executive Officer

—	Joined Grosvenor, 1990
—	Previous Experience
o	Harris Associates, L.P., 1988-1990
—	Education and Accreditations
o	Northwestern University School of Law; J.D., 1988
o	Northwestern University Kellogg School of Management; M.B.A., 1988
o	Tulane University; B.A., Economics, 1984
o	Member of Illinois Bar

David S. Richter, Managing Director, Investments

—	Associated with Grosvenor since 1994; joined Grosvenor, 2003
—	Previous Experience
o	Waveland Capital Management, L.P., (Long/Short Equity Hedge Fund), 1994-2002
o	JMB Realty Corporation, 1988-1994
o	KPMG Peat Marwick, 1983-1988

—	Education and Accreditations
o	University of Illinois; B.S. (summa cum laude), Accountancy, 1983
o	Certified Public Accountant
o	AICPA Elijah Watt Sells Award, CPA Exam Scores

Bradley H. Meyers, Managing Director, Investments

—	Joined Grosvenor, 2003
—	Previous Experience
o	Merrill Lynch, 1999-2001
o	PricewaterhouseCoopers L.L.P., 1997-1999
—	Education and Accreditations
o	University of Chicago Booth School of Business; M.B.A., Finance, 2003
o	University of Illinois; B.S., Accounting, 1997
o	Certified Public Accountant

Dianna Di Iorio, CFA, Vice President, Investments

—	Joined Grosvenor, 2007
—	Previous Experience
o	Goldman Sachs, 2005-2007
o	JPMorgan Private Bank, 2003-2005
—	Education and Accreditations
o	Northwestern University; B.A. (cum laude), Economics and Mathematical Methods in the Social Sciences, 2003
o	Chartered Financial Analyst

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the portfolio as of March 31, 2013:

	# of Accounts Managed[1]	Total Assets Managed*	# of Accounts Managed for Which Advisory Fee is Performance Based[2]	Assets Managed for Which Advisory Fee is Performance Based[3]*
DAVID S. RICHTER
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million

BRADLEY H. MEYERS
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million

[1]	For purposes of this column, “master-feeder” structures, which may include multiple “feeder” funds, are counted as one account.
[2]	For purposes of this column, “feeders” into a “master fund” are counted as individual accounts where they have performance-based fees.
[3]	Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.
*

ASSETS UNDER MANAGEMENT AS OF THE END OF A PARTICULAR PERIOD INCLUDE ALL SUBSCRIPTIONS TO, AND ARE REDUCED BY ALL WITHDRAWALS FROM, GROSVENOR FUNDS EFFECTED IN CONJUNCTION WITH THE CLOSE OF BUSINESS THE LAST DAY OF SUCH PERIOD. DATA FOR 2012 and 2013 ARE ESTIMATED AND UNAUDITED.

MICHAEL J. SACKS
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million

DIANNA DI IORIO
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	10	$2.4 billion	7	$1.4 billion
Other accounts	1	$349.2 million	1	$349.2 million

NOTE: FOR PURPOSES OF THIS BREAKDOWN, LEVERAGE AND INVESTMENTS IN GROSVENOR SUB-FUNDS ARE NOT INCLUDED.

COMPENSATION STRUCTURE. Messrs. Sacks, Richter, Meyers and Ms. Di Iorio each receive a fixed base salary as well as an annual bonus based upon the success of the Firm. In addition, each of Messrs. Sacks, Richter and Meyers holds an equity participation, which entitles him to distributions. Compensation is not directly based upon or tied to the performance or net asset value of the Registrant or any other Grosvenor-Managed Account.

OWNERSHIP BY PORTFOLIO MANAGERS. As of the date of this Form, none of the individuals responsible for the day-to-day investment management of the Registrant owns any interests in the Registrant.

CONFLICTS OF INTEREST

General

Grosvenor and its related persons are subject to significant conflicts of interest in managing the business and affairs of the Registrant and in making investment decisions for the Registrant. Such conflicts could affect Grosvenor’s objectivity and the performance of the Registrant. Certain of these conflicts are discussed below. In addition, Part 2A of Grosvenor’s SEC Form ADV (copies of which are available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

Grosvenor has fiduciary duties to the Registrant to act in good faith and with fairness in all its dealings with the Registrant, and will take such duties into account in dealing with all actual and potential conflicts of interest.

Other Business Activities

Nothing in the governing documents of the Registrant or any other Grosvenor-Managed Account:

—

requires Grosvenor or any of its related persons (which, for purposes of the discussion that follows, include persons who either currently are or formerly were related to Grosvenor) to devote their full business time to the business and affairs of the Registrant or to the business and affairs of the Grosvenor-Managed Accounts in general; or

—	limits or restricts Grosvenor or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, Grosvenor and its related persons may act as investment adviser to or investment manager of Grosvenor-Managed Accounts that are not in existence as of the date of this report – whether or not having investment objectives similar to those of the Registrant or other then-existing Grosvenor-Managed Accounts – on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to the Registrant.

Further, Grosvenor and its related persons may engage in any other businesses or ventures, including, without limitation, those described below under “Investments in Other Investment Management Firms.” Grosvenor has no obligation to make investment opportunities in any such businesses or ventures available to the Registrant or any other Grosvenor-Managed Account (or to the investors/participants in the Registrant or any other Grosvenor-Managed Account) and (except to the extent Grosvenor determines otherwise) the Registrant and the other Grosvenor-Managed Accounts will not participate in the risks or rewards of such businesses or ventures. Further, such businesses and ventures will:

—	compete with the Registrant for the time and attention of Grosvenor and its related persons; and

—	potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, Grosvenor and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Registrant and other Grosvenor-Managed Accounts. Grosvenor and its related persons will have no obligation to compensate the Registrant or any other Grosvenor-Managed Account (or any investor/participant therein) in any respect for their receipt of such information or to account to the Registrant or any other Grosvenor-Managed Account (or any investor/participant therein) for any profits earned from their use of such information.

Investments in Other Investment Management Firms

Grosvenor and its related persons may, for their own accounts:

—	invest in other investment management or advisory firms (and also in investment vehicles or accounts managed or advised by such firms);

—

enter into fee-, revenue- and/or profit-sharing agreements or other arrangements with other investment management or advisory firms (and/or with investment vehicles or accounts managed or advised by such firms) (“Fee Sharing Agreements”); and/or

—	operate and/or manage other investment management or advisory firms.

Investing in other investment management or advisory firms and entering into Fee Sharing Agreements often (though not always) involve the provision of capital or other funding to early stage investment management or advisory firms and/or investment vehicles or accounts managed or advised by them, in what are commonly referred to as “seeding” transactions. For purposes of convenience, in the discussion that follows:

—	A “Seed Manager” is an investment management or advisory firm;

o	in which one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons have invested or are contemplating an investment;

o

with which (or with whose Seed Manager Fund) one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons have entered or are contemplating entering into a Fee Sharing Agreement; or

o

that manages or advises one or more investment vehicles or accounts with which one or more Grosvenor Funds, we and/or our related persons have entered or are contemplating entering into a Fee Sharing Agreement.

—	A “Seed Manager Fund” is an investment fund or account managed by a Seed Manager.

Grosvenor has no obligation to make investment opportunities in any Seed Manager or Seed Manager Fund available to the Registrant or any investor in the Registrant, and does not currently intend to make investment opportunities in other investment management or advisory firms available to the Registrant. In addition, Grosvenor retains sole discretion (subject to the governing documents of the Registrant, requirements of applicable law and such policies, if any, as Grosvenor may from time to time adopt) to determine:

—	whether the Registrant will enter into Fee Sharing Agreements with, or otherwise invest in or with, Seed Managers and/or Seed Manager Funds;

—

the terms on which the Registrant will enter into Fee Sharing Agreements with, or otherwise invest in or with, Seed Managers and/or Seed Manager Funds (which terms may differ from the terms on which Grosvenor, one or more of Grosvenor’s related persons and/or one or more other Grosvenor-Managed Accounts may enter into Fee Sharing Agreements with, or otherwise invest in, such Seed Managers and/or Seed Manager Funds).

In any event, because of restrictions imposed by the Investment Company Act of 1940 (the “ICA”), Grosvenor may in certain cases be prohibited from causing the Registrant to enter into Fee Sharing Agreements with, or otherwise invest in, Seed Managers or Seed Manager Funds in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts invest.

Placing Assets Under the Management of Other Investment Management Firms in which Grosvenor and/or its Related Persons Have an Interest

Grosvenor and its related persons may place their proprietary assets, as well as assets of Grosvenor-Managed Accounts, in Seed Manager Funds. Grosvenor, however, has no obligation to invest the assets of the Registrant in any Seed Manager Fund, and the Registrant is not likely to invest in Seed Manager Funds. Because of restrictions imposed by the ICA, Grosvenor may in certain cases be prohibited from causing the Registrant to directly or indirectly place any of the Registrant’s assets in a Seed Manager Fund or otherwise directly or indirectly invest the Registrant’s assets with any Investment Manager in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts have invested.

Grosvenor currently manages a Grosvenor-Managed Account that invests in Seed Managers and/or Seed Manager Funds as a principal part of its business, and may manage additional funds in the future that have a similar investment mandate (each, a “Grosvenor Seed Fund”). Certain investment funds or accounts managed by a potential Seed Manager may be appropriate investment opportunities both for Grosvenor Seed Funds and for Grosvenor-Managed Accounts that are not Grosvenor Seed Funds, such as the Registrant. However, if a Grosvenor Seed Fund determines to invest in a particular Seed Manager and/or in Seed Manager Funds managed or advised by such Seed Manager, Grosvenor-Managed Accounts other than such Grosvenor Seed Fund may be precluded from investing in investment funds or accounts managed by such Seed Manager. Accordingly, in identifying potential Seed Managers and Seed Manager Funds, Grosvenor is subject to the following conflict of interest: if Grosvenor determines to cause a Grosvenor Seed Fund to enter into a Fee Sharing Agreement with (or otherwise invest in) a Seed Manager and/or Seed Manager Fund, Grosvenor-Managed Accounts other than such Grosvenor Seed Fund may be precluded from investing in investment vehicles or accounts (including Seed Manager Funds) managed or advised by such Seed Manager.

Depending on the types and amounts of compensation Grosvenor receives from Grosvenor Seed Funds, on the one hand, and Grosvenor-Managed Accounts (including the Registrant) that are not Grosvenor Seed Funds, on the other hand, Grosvenor has an incentive to resolve this conflict by selecting the arrangement that results in the greatest fee to Grosvenor.

Differences in Grosvenor-Managed Accounts

Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts in addition to the Registrant, and expect to manage or advise additional Grosvenor-Managed Accounts in the future. Certain Grosvenor-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Registrant. It is not anticipated, however, that the Registrant and other Grosvenor-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

—	different investment proposals made by the different Portfolio Management Teams assigned to the different Grosvenor-Managed Accounts, as discussed below;

—	regulatory and/or tax restrictions that apply to certain Grosvenor-Managed Accounts but not to others, as discussed below;

—	investment constraints imposed by Investment Managers on certain Grosvenor-Managed Accounts but not on others, as discussed below;

—	the availability of particular Portfolio Funds for investment by Grosvenor-Managed Accounts at certain times but not at others;

—	different risk/return characteristics (notwithstanding that such Grosvenor-Managed Accounts generally have similar investment objectives);

—	client-imposed portfolio management restrictions and/or other client instructions; and

—	the amount of cash available for investment by different Grosvenor-Managed Accounts at certain times.

The Registrant and other Grosvenor-Managed Accounts may be assigned to different Portfolio Management Teams even though the Registrant and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives. Grosvenor’s Portfolio Management Teams are authorized to invest the assets of the Grosvenor-Managed Accounts assigned to them in a wide range of Portfolio Funds (subject to final approval by Messrs. Richter and Meyers). As a result, it is expected that the Registrant and other Grosvenor-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective Portfolio Management Teams, even if the Registrant and such other Grosvenor-Managed Accounts have identical or substantially similar investment objectives. Further, the factors discussed above are likely to result in different portfolios for Grosvenor-Managed Accounts assigned to the same Portfolio Management Team, even though such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Registrant from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts. Similarly, the Investment Managers of the Portfolio Funds in which the Registrant may wish to invest may impose investment restrictions on the Registrant but not on other Grosvenor-Managed Accounts. Such restrictions could render the Registrant ineligible to invest, in whole or in part, in a Portfolio Fund in which one or more other Grosvenor-Managed Accounts are free to invest, to the possible detriment of the Registrant.

As a result of certain restrictions imposed by the ICA on investments by the Registrant in “affiliated persons” (as that term is defined in the ICA) of the Registrant, the Registrant has determined to forego some or all of its voting rights associated with investments in certain Portfolio Funds.

In addition, in situations where the Registrant and other Grosvenor-Managed Accounts own, in the aggregate, 25% or more of the interests in a particular Portfolio Fund, the ICA will effectively preclude Registrant and the other Grosvenor-Managed Accounts from making additional investments in such Portfolio Fund, even though the relevant Portfolio Management Teams may determine that it would be appropriate for the Grosvenor-Managed Accounts (including the Registrant) assigned to them to make additional investments in such Portfolio Fund. Because Grosvenor believes that Grosvenor-Managed Accounts other than the Registrant should not be compelled to forego investment opportunities that otherwise would be available for them but for the restrictions imposed by the ICA (which restrictions would not apply to such Grosvenor-Managed Accounts in the absence of the Registrant’s participation in such investments), Grosvenor may, in certain circumstances, determine not to invest assets of the Registrant in, or to cause the Registrant to redeem/withdraw from, a particular Portfolio Fund so that other Grosvenor-Managed Accounts may invest in such Portfolio Fund. If Grosvenor causes the Registrant to redeem/withdraw from a Portfolio Fund, the Registrant may, in addition to losing the opportunity to invest in such Portfolio Fund, suffer economic detriment arising from such redemption/withdrawal (e.g., losing a performance/incentive compensation “loss carryforward”, incurring redemption/withdrawal charges, etc.)

As a result of these and other factors:

—

the Registrant may have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though the Registrant and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives; and

—	no assurance can be given that:

o

the Registrant will participate in all investment opportunities in which one or more other Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons participate;

o

particular investment opportunities allocated to one or more Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons will not outperform investment opportunities allocated to the Registrant; or

o

the Registrant, on the one hand, and one or more other Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons, on the other hand, will receive equal or similar treatment.

Possible Incentive To Favor One or More Grosvenor-Managed Accounts Over One or More Other Grosvenor-Managed Accounts

Grosvenor’s Portfolio Management Teams might have an incentive to favor one or more Grosvenor-Managed Accounts over the Registrant (for example, with regard to the selection of Portfolio Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Portfolio Funds that have limited investment capacity), because the “favored” Grosvenor-Managed Account(s) might pay Grosvenor more for its services than the Registrant or other Grosvenor-Managed Accounts that invest in the Registrant. For example, a Portfolio Management Team may have an incentive to propose investments in what it considers to be the best investment opportunities for Grosvenor-Managed Accounts from which Grosvenor receives performance-based compensation – in preference to Grosvenor-Managed Accounts (including the Registrant) from which Grosvenor does not receive performance-based compensation – because Grosvenor may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of Grosvenor’s Portfolio Management Teams may have an incentive to favor one or more Grosvenor-Managed Accounts over the Registrant if such person has personal investments in such “favored” Grosvenor-Managed Accounts.

As discussed below under “Grosvenor’s Ability To Invest in the Same Securities in which the Registrant Invests,” Grosvenor has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all Grosvenor-Managed Accounts (as well as the proprietary accounts of Grosvenor and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

Grosvenor’s Ability To Invest in the Same Securities in which the Registrant Invests

Grosvenor and/or its related persons may invest in Grosvenor-Managed Accounts (including the Registrant) for their own accounts alongside investors who are not related to them. When they do so, Grosvenor and/or its related persons participate in the investment opportunities in which such Grosvenor-Managed Accounts participate, alongside the other investors in such Grosvenor-Managed Accounts.

In addition, Grosvenor and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of Grosvenor-Managed Accounts (including the Registrant). For example, Grosvenor and/or its related persons may invest in a Portfolio Fund in which one or more Grosvenor-Managed Accounts (including the Registrant) invest. Further, Grosvenor and/or its related persons may invest in a Portfolio Fund at or about the same time one or more Grosvenor-Managed Accounts (including the Registrant) invest in such Portfolio Fund.

Grosvenor, its related persons and one or more Grosvenor-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Registrant and/or one or more other Grosvenor-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are the same or more advantageous than those applicable to the investments that may be made by the Registrant and/or such other Grosvenor-Managed Account(s) with such Investment Manager. To the extent that Grosvenor and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Registrant and/or one or more other Grosvenor-Managed Accounts may invest with such Investment Manager, Grosvenor and/or its related persons may have an incentive to maintain or increase the investment by the Registrant and such other Grosvenor-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of Grosvenor and/or its related persons.

In certain cases, a Portfolio Fund may have what Grosvenor refers to as “limited capacity.” A Portfolio Fund has “limited capacity” when it is not willing to accept all capital that Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons wish to invest in such Portfolio Fund. If Grosvenor and/or its related persons wish to invest in such a Portfolio Fund at a time when an investment in such Portfolio Fund is appropriate for the Registrant, Grosvenor has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to Grosvenor and/or its related persons. In order to avoid this conflict, Grosvenor may determine in certain cases that it and/or its related persons will not directly participate in a Portfolio Fund that has “limited capacity” unless and until all Grosvenor-Managed Accounts (including the Registrant) that wish to invest in such Portfolio Fund (including, for this purpose, Grosvenor-Managed Accounts in which Grosvenor and/or its related persons participate) have invested the full amount of capital they wish to invest in such Portfolio Fund.

In other cases, Grosvenor employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons. Under these policies and procedures, to the extent that one or more Grosvenor-Managed Accounts (including the Registrant), Grosvenor and/or Grosvenor’s related persons (each of the foregoing, a “Participating Account”) wish to invest in a particular Portfolio Fund (and have funds available to make such investment) but such Portfolio Fund has “limited capacity” and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Portfolio Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Portfolio Fund bears to the aggregate amount that all Participating Accounts wish to invest in such Portfolio Fund (determined in most cases by reference to the Target Allocations established by the Investment Committee), subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures.

As discussed in greater detail below in “Different Reporting Packages”, in certain cases, Grosvenor provides information relating to Portfolio Funds (including Grosvenor’s opinions and investment decisions in respect of such Portfolio Funds) to: (i) investors/participants in Grosvenor-Managed Accounts; and (ii) clients to whom Grosvenor provides hedge fund program advisory services, for the purpose of assisting them in making their own determinations as to whether they wish to invest directly in such Portfolio Funds or withdraw/redeem their direct investments in such Portfolio Funds. In these cases, it can be expected that the recipients of such information will from time to time use such information to determine to:

—

invest directly in Portfolio Funds in which one or more Grosvenor-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with other Grosvenor-Managed Accounts if such Portfolio Funds have “limited capacity;” and/or

—

withdraw/redeem from Portfolio Funds in which one or more other Grosvenor-Managed Accounts are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of such other Grosvenor-Managed Accounts if such Portfolio Funds subject their investors to “gates” or other withdrawal/redemption restrictions that create “limited capacity” to withdraw/redeem from such Portfolio Funds.

Grosvenor’s Ability To Withdraw/Redeem from Investments in which Grosvenor-Managed Accounts Invest

Certain Grosvenor-Managed Accounts (including the Registrant) may wish to withdraw/redeem from an underlying Portfolio Fund at the same time that other Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) wish to withdraw/redeem from such Portfolio Fund. The ability to withdraw/redeem from any underlying Portfolio Fund may differ materially from investor to investor due to the timing of their respective investments in such Portfolio Fund, the different classes of interests in such Portfolio Fund in which they invest, special arrangements negotiated with the Investment Manager of such Portfolio Fund and/or other factors. The reasons why certain Grosvenor-Managed Accounts may wish (or be compelled to) withdraw/redeem from a particular Portfolio Fund as of a particular date also may differ materially from the reasons why other Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may wish (or be compelled to) withdraw/redeem from such Portfolio Fund as of such date. Withdrawals/redemptions or subscriptions by Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons from or to a particular Portfolio Fund could in certain cases adversely affect other Grosvenor-Managed Accounts (including the Registrant) that are invested in such Portfolio Fund. Significant withdrawals/redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancing, imposition of withdrawal “gates” and under-allocation to certain positions. It could also cause a Portfolio Fund to make “in-kind” (as opposed to cash) distributions. In cases such as these, Grosvenor has a conflict of interest in making withdrawals/redemptions or subscriptions for Grosvenor-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may withdraw/redeem from a particular Portfolio Fund on a date as of which one or more other Grosvenor-Managed Accounts (including the Registrant) are not able to do so. For example, certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may have invested in a particular Portfolio Fund pursuant to a “lock-up” that has expired, whereas one or more other Grosvenor-Managed Accounts (including the Registrant) may still be subject to “lock-ups” in connection with their investments in such Portfolio Fund because they either (i) purchased their interests in such Portfolio Fund subsequent to the time that other Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons purchased their interests in such Portfolio Fund or (ii) opted for liquidity classes in such Portfolio Fund that are different from the liquidity classes owned by such other Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons.

In addition, certain withdrawal/redemption “gates” are, for example, calculated based on withdrawals/redemptions during an entire quarter or other period, so that if certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) withdraw/redeem during a quarter, this could prevent one or more other Grosvenor-Managed Accounts (including the Registrant) from withdrawing/redeeming at quarter-end, whereas the earlier withdrawals/redemptions are unaffected.

In sum, because the ability to withdraw/redeem from any underlying Portfolio Fund may differ materially from investor to investor due to the timing of their respective investments in such Portfolio Fund, the different classes of interests in such Portfolio Fund in which they invest, special arrangements negotiated with the Investment Manager of such Portfolio Fund and/or other factors, certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may have withdrawal/redemption rights that differ from those of the Registrant, and that the exercise of such rights could have a materially adverse effect on the Registrant.

Treatment as an Investment Group for Certain Transactions by Grosvenor-Managed Accounts

In certain cases, although each investment in a Portfolio Fund by a Grosvenor-Managed Account is a distinct transaction, Portfolio Funds may agree to treat all investments made by Grosvenor-Managed Accounts as if they had been made by the same investor for purposes of applying business terms such as “gates.” Grosvenor enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating Grosvenor-Managed Accounts. However, under arrangements such as these, certain Grosvenor-Managed Accounts could make complete withdrawals/redemptions provided that other Grosvenor-Managed Accounts do not withdraw/redeem, as the former Grosvenor-Managed Accounts could make use of the withdrawal/redemption capacity allocable to the entire “group.” For example, if a Grosvenor-Managed Account that is treated as part of such a “group” were to withdraw/redeem from a Portfolio Fund because such Grosvenor-Managed Account itself has received significant withdrawal/redemption requests, wishes to rebalance its portfolio or otherwise requires liquidity, its withdrawal/redemption could reduce withdrawal/redemption capacity for other members of the “group.” In this example, depending on the actual terms of the applicable “gate,” a particular Grosvenor-Managed Account that participates in a “ group” may be entitled to receive less withdrawal/redemption proceeds in respect of a particular withdrawal/redemption than would be the case had such Grosvenor-Managed Account not participated in such “group.”

In certain cases, Grosvenor is able to negotiate favorable investment terms with the Investment Managers of Portfolio Funds, but often on the condition that the Grosvenor-Managed Accounts (which, in certain cases, could include proprietary accounts of Grosvenor and its related persons) collectively maintain an aggregate minimum level of invested capital in a given Portfolio Fund or group of Portfolio Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by Grosvenor-Managed Accounts in a particular Portfolio Fund or group of Portfolio Funds managed by the same Investment Manager in order to retain favorable investment terms for all Grosvenor-Managed Accounts that invest in such Portfolio Fund(s) creates a conflict of interest in that it creates an incentive for Grosvenor to cause a Grosvenor-Managed Account to invest in or not to withdraw/redeem from a given Portfolio Fund in order to maintain the minimum threshold investment. Proprietary capital of Grosvenor and its related persons – whether invested directly in a Portfolio Fund or through a Grosvenor-Managed Account in which Grosvenor and/or its related persons invest – may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although Grosvenor enters into the types of arrangements discussed above because it believes that they generally can be expected to benefit all Grosvenor-Managed Accounts, there may be particular facts and circumstances under which particular Grosvenor-Managed Accounts (including the Registrant) would receive more favorable treatment had they not participated in such arrangements.

Investments in “Early Stage” Portfolio Funds

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Portfolio Funds (including Grosvenor-Administered Funds, discussed below) at times when investments in such Portfolio Funds would not be appropriate for the Registrant or other Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Portfolio Funds for the Grosvenor-Managed Accounts, that such a Portfolio Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Portfolio Fund in order to make investments in such Portfolio Fund available to the Registrant if, for regulatory or other reasons, the Registrant would be (or, in Grosvenor’s reasonable determination, may be) precluded from investing in such Portfolio Fund in the absence of such restructuring.

Investments in Grosvenor-Administered Funds

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in Portfolio Funds that Grosvenor administers (but does not manage) and from which Grosvenor receives administrative or similar fees (“Grosvenor-Administered Funds”). Because of restrictions imposed by the ICA, it is not likely that Grosvenor will ever cause the Registrant to invest in a Grosvenor-Administered Fund.

Investments in Portfolio Funds Managed by Clients

Certain of the Portfolio Funds in which the Registrant invests may be managed by investment management firms owned in whole or in part by Grosvenor’s clients, or may hold notes or other securities issued by Grosvenor’s clients, and Grosvenor may be aware of such investments. The fact that certain of the Portfolio Funds may be managed by investment management firms owned in whole or in part by Grosvenor’s clients, or may hold notes or other securities issued by Grosvenor’s clients, could, under certain facts and circumstances, potentially alter Grosvenor’s objectivity in determining whether or not to invest in such Portfolio Funds and/or whether or not to withdraw/redeem from such Portfolio Funds. Grosvenor does not expect, however, that it would ever make portfolio management decisions for the Registrant that would be different from the decisions it would make for the Registrant if such potential conflict did not exist.

Different Reporting Packages

Different investors/participants in Grosvenor-Managed Accounts, as well as certain other persons (including (i) persons to whom Grosvenor provides investment advisory services on a non-discretionary basis and (ii) persons who currently have, or who previously have had, an interest in Grosvenor or who otherwise currently are, or who previously have been, associated with Grosvenor), receive oral and/or written reports from Grosvenor that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

—	the type(s) of services Grosvenor provides to such investors/participants;

—	the size of their investments with Grosvenor;

—	requests for specific types of information made by such investors/participants or persons acting on their behalf;

—	negotiations between Grosvenor and such investors/participants or other persons acting on their behalf; and/or

—	Grosvenor’s internal assessment of the likely reporting needs of such investors/participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Portfolio Funds in which the Grosvenor-Managed Accounts, including the Registrant, invest (or in which they are contemplating an investment).

In certain cases, Grosvenor provides information to investors/recipients in the Grosvenor-Managed Accounts (including the investors in the Registrant) to enable them to monitor their investments in Grosvenor-Managed Accounts. In these cases, Grosvenor cannot effectively prevent an investor/recipient who has received information that has not been provided to other recipients from using such information to determine whether to:

—	withdraw/redeem from a Grosvenor-Managed Account, or increase its investment in a Grosvenor-Managed Account;

—

invest directly in Portfolio Funds in which Grosvenor-Managed Accounts (including the Registrant) are invested (or in which they are contemplating investments), potentially in competition with the Grosvenor-Managed Accounts (including the Registrant); or

—

withdraw/redeem from Portfolio Funds in which Grosvenor-Managed Accounts (including the Registrant) are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of the Grosvenor-Managed Accounts (including the Registrant).

In other cases, Grosvenor provides information relating to Portfolio Funds to investors/participants in Grosvenor-Managed Accounts for the purpose of assisting them in making their own determinations as to whether they wish to invest in such Portfolio Funds or withdraw/redeem their investments in such Portfolio Funds. In these cases, it can be expected that such investors/participants will use such information to determine whether to engage in any one or more of the actions described above.

Any of these actions could have a material adverse effect on investors/participants who do not receive the same information provided to other investors/participants.

Notwithstanding the foregoing, recipients of Grosvenor’s oral and written reports should be aware that:

—

Grosvenor does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without Grosvenor’s express prior written consent, and any such action taken without Grosvenor’s express prior written consent may constitute a breach of contract and applicable copyright laws; and

—

by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, non-public information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, non-public information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

Grosvenor strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from Grosvenor relating to particular securities and/or the issuers thereof will not be used in any manner that conflicts with applicable law.

Transfers of Interests in Portfolio Funds

The Portfolio Management Team assigned to one or more Grosvenor-Managed Accounts (each, a “Divesting Account”) may determine that it is appropriate for such Divesting Accounts to dispose of (or decrease) their investments in a particular Portfolio Fund as of a particular date, while the Portfolio Management Team assigned to one or more other Grosvenor-Managed Accounts (each, an “Investing Account”) – which may be the same Portfolio Management Team assigned to the Divesting Accounts – may determine that it is appropriate for such Investing Accounts to invest (or increase their investments) in such Portfolio Fund as of the same date.

In certain cases, Grosvenor will implement decisions such as these by causing a Divesting Account to withdraw/redeem its interest from a Portfolio Fund at the net asset value thereof (as calculated and reported by the Investment Manager of such Portfolio Fund), and simultaneously causing an Investing Account to invest in an interest in such Portfolio Fund at the net asset value thereof.

In other cases, Grosvenor will implement such decisions by causing a Divesting Account to assign its interest in a Portfolio Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Portfolio Fund).

For purposes of convenience:

—

Grosvenor refers to transactions of the types discussed above as “transfers” (even though the first type of transaction discussed above does not involve any transfer between the affected Grosvenor-Managed Accounts, but only a divestment from a Portfolio Fund by one or more Grosvenor-Managed Accounts and a substantially simultaneous investment in such Portfolio Fund by one or more other Grosvenor-Managed Accounts);

—

Grosvenor refers to a transaction in which a Divesting Account withdraws/redeems its interest from a Portfolio Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Portfolio Fund, as a “cash transfer;” and

—

Grosvenor refers to a transaction in which a Divesting Account assigns its interest in a Portfolio Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a “book entry transfer.”

In certain cases, Grosvenor is able to negotiate arrangements with Investment Managers—either at the inception of Grosvenor’s relationship with an Investment Manager or on a case-by-case basis after Grosvenor has established such a relationship—that permit a Grosvenor-Managed Account that is the “cash transferee” or “book entry transferee” of an interest in such Investment Manager’s Portfolio Fund to “stand in the shoes” of the transferor Grosvenor-Managed Account for purposes of determining such business terms as the duration of any “lock-up period,” the continuation of any performance/incentive fee or other performance/incentive compensation “loss carryforwards,” the applicability of withdrawal charges, etc. Grosvenor generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee Grosvenor-Managed Accounts to receive “carryover” business terms. In certain cases, however, regulatory considerations may prohibit Grosvenor from effecting transactions in which business terms are carried over from the transferor Grosvenor-Managed Account to the transferee Grosvenor-Managed Account. For example, ERISA does not permit any such “carryover” business terms to apply in the case of transfers of interests in Portfolio Funds by Grosvenor-Managed Accounts that are subject to ERISA to any other Grosvenor-Managed Accounts, regardless of whether the transferee Grosvenor-Managed Account is subject to ERISA. ERISA, however, does not appear to prohibit “carryover” business terms applying in the case of transfers from Grosvenor-Managed Accounts that are not subject to ERISA to Grosvenor-Managed Accounts that are subject to ERISA. Accordingly, Grosvenor-Managed Accounts that are not subject to ERISA (such as the Registrant) may not always be able to take advantage of arrangements of the type discussed above even though Grosvenor-Managed Accounts that are subject to ERISA (including certain Grosvenor-Managed Accounts in which persons employed by or otherwise associated with Grosvenor invest) may.

Grosvenor’s general policy is not to transfer interests in “designated” or “side-pocket” investments related to an investment in a Portfolio Fund when transferring interests in such particular Portfolio Fund from one Grosvenor-Managed Account to another Grosvenor-Managed Account, regardless of whether such transfer takes the form of a “cash transfer” or a “book entry transfer.” If a Portfolio Management Team determines, in any particular case, to over-ride this general policy, such Portfolio Management Team is responsible for documenting (in writing) the reasons for such over-ride.

The Registrant will not participate in “book entry transfers” because of restrictions imposed by the ICA. To the extent the Registrant participates in “cash transfers,” in no instance will any party, including Grosvenor or the Investment Manager of any affected Portfolio Fund, receive any additional compensation specifically as a result of any such cash transfer.

Trade and Clerical Errors

Subject to the considerations set forth below, Grosvenor is under no obligation to reimburse the Registrant for any errors or mistakes made by Grosvenor, its employees or its agents with respect to Grosvenor’s placing or executing trades for the Registrant or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”), as Grosvenor considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the Registrant’s operating agreement, Grosvenor will be obligated to reimburse the Registrant for losses sustained by the Registrant as a result of any Trade or Clerical Error that is caused by Grosvenor’s failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, Grosvenor will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Registrant. Grosvenor has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Registrant.

If a Trade or Clerical Error occurs other than as a result of Grosvenor’s failure to adhere to the applicable standard of care, Grosvenor, in its sole discretion, reserves the right to reimburse the Registrant for any losses sustained by the Registrant as a result of such Trade or Clerical Error. Grosvenor’s reimbursement of the Registrant for a Trade or Clerical Error in such a situation will not constitute a waiver of Grosvenor’s general policy to cause the Registrant to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of Grosvenor’s failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Registrant and will not be retained by Grosvenor.

Receipt of Sensitive Information

Grosvenor may from time to time receive, from Investment Managers of the Portfolio Funds in which the Grosvenor-Managed Accounts invest, information that is not generally known to other investors in such Portfolio Funds. In these cases, legal or regulatory constraints could prevent Grosvenor from acting in the manner in which it otherwise would act on behalf of one or more Grosvenor-Managed Accounts, including the Registrant.

Proxy Voting

Grosvenor has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Registrant and the other Grosvenor-Managed Accounts. These policies and procedures are summarized in Item 7 of this Form N-CSR.

Brokerage Expenses

Except in the very limited case of “secondary market” transactions in interests in Portfolio Funds, the Registrant invests in Portfolio Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Registrant purchases or sells investments other than investments in Portfolio Funds, Grosvenor has the authority to determine the financial intermediaries to be used in connection with such purchases/sales and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales – which commissions or other compensation are borne by the Registrant.

In determining which intermediaries to use, Grosvenor focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

Grosvenor does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it “pay ups” for such services. However, Grosvenor may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and – although Grosvenor does not request research-related products or services from such financial intermediaries – Grosvenor may on occasion receive and use research provided by such intermediaries. In this situation, Grosvenor receives a benefit because it does not have to produce or pay for the research. Accordingly, Grosvenor may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients’ interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without Grosvenor’s request, Grosvenor believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

To the extent that the Registrant engages in “secondary market” transactions in interests in Portfolio Funds, Grosvenor generally has limited opportunity to select the financial intermediaries involved in connection with any proposed transaction or to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions. In general, the number of financial intermediaries active in the hedge fund “secondary market” is limited and the commissions charged by such intermediaries, which typically are borne by the purchasing party in such a transaction, may vary significantly from intermediary-to-intermediary, and transaction-by-transaction.

Relationships with Consulting Firms

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

—	analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

—	recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

—	selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

—	recommending particular “fund of funds” investment managers to clients of such consulting firms;

—	recommending that clients of such consulting firms continue to retain the services of, or discharge, “fund of funds” investment managers; and/or

—	otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or discharge, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Grosvenor, such persons may have an incentive to select Grosvenor as a potential manager of the assets of clients of such consulting firms, to recommend Grosvenor to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize Grosvenor’s services.

Grosvenor believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. Grosvenor urges prospective investors who utilize the services of consulting firms to inquire of such consulting firms whether they are subject to such a conflict of interest.

Grosvenor may from time to time enter into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide Grosvenor certain performance or other data on the “fund of funds” industry. Grosvenor may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will Grosvenor enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to Grosvenor for compensation from Grosvenor discloses that fact to all clients to whom it recommends Grosvenor.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Portfolio Funds or with other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts. In certain cases, such persons employed by or otherwise associated with Grosvenor may be responsible for:

—

analyzing and/or monitoring existing or prospective Portfolio Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts;

—	recommending that Grosvenor approve Portfolio Funds managed by such Investment Managers as eligible investments for Grosvenor-Managed Accounts;

—	recommending that one or more Grosvenor-Managed Accounts add capital to, or withdraw their capital (in whole or in part) from, Portfolio Funds managed by such Investment Managers;

—	making the final decision to approve Portfolio Funds managed by such Investment Managers as eligible investments for Grosvenor-Managed Accounts;

—

making the final decision to cause one or more Grosvenor-Managed Accounts to add capital to, or withdraw/redeem their capital (in whole or in part) from, Portfolio Funds managed by such Investment Managers;

—	recommending that Grosvenor retain other third-parties that wish to provide services to Grosvenor and/or one or more Grosvenor-Managed Accounts; and/or

—	recommending that Grosvenor discharge third-parties that provide services to one or more Grosvenor-Managed Accounts.

In cases where persons employed by or otherwise associated with Grosvenor have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective Portfolio Funds or other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts, such persons may have an incentive to base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts. Grosvenor, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

Grosvenor personnel may receive gifts, meals and/or entertainment from service providers doing business with Grosvenor and/or one or more Grosvenor-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. Grosvenor maintains policies and procedures that it believes are reasonably designed to preserve Grosvenor’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by Grosvenor personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that Grosvenor’s employees receive gifts, meals and/or entertainment from a service provider or prospective service provider, such employees may have an incentive to seek to cause Grosvenor and/or one or more Grosvenor-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such Grosvenor-Managed Account(s).

Grosvenor from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which may include investors and prospective investors in the Feeder Funds). In certain cases, Grosvenor may provide such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

Grosvenor from time to time contributes to events sponsored by clients and prospective clients, or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and events, honoring retiring employees. It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain Grosvenor as their investment manager/adviser or to maintain existing investment manager/adviser or to maintain existing investment management/advisory relationships with Grosvenor.

Charitable and Philanthropic Activities

Grosvenor and its principals, and Investment Managers of the Portfolio Funds in which the Registrant invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

Similarly, Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and investors/participants in Grosvenor-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

Grosvenor has frequent interaction with consultants and financial advisors who represent prospective and existing investors/participants in Grosvenor-Managed Accounts. Grosvenor does not pay these consultants or financial advisors to recommend Grosvenor or any Grosvenor-Managed Account to their clients. However, consultants and financial advisors have from time to time invited Grosvenor and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. Grosvenor has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

The Investment Managers

The Investment Managers of the Portfolio Funds in which the Registrant invests are likely to be subject to many of the same types of conflicts of interest to which Grosvenor is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Portfolio Funds they manage. The Registrant will not share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Portfolio Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Portfolio Funds in which the Registrant invests. In investing on behalf of other clients, as well as the Portfolio Funds in which the Registrant invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Portfolio Funds in which the Registrant invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Portfolio Funds. They will have no obligation to compensate the Portfolio Funds in any respect for their receipt of such information or to account to any such Portfolio Fund for any profits earned from their use of such information.

The Investment Managers and their principals, in managing investment accounts other than Portfolio Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Portfolio Funds. Therefore, the results of the Registrant’s investments in such Portfolio Funds may differ from the results of other accounts managed by such Investment Managers.

The Investment Managers select the financial intermediaries that execute transactions for their respective Portfolio Funds and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries. In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Portfolio Funds they manage:

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have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

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do not necessarily select intermediaries that charge the lowest transaction costs. In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Investment Managers cause their Portfolio Funds to pay higher transaction costs than they would otherwise pay so that the Investment Managers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits).

The practices discussed above create conflicts between the interests of an Investment Manager and the interests of the Portfolio Fund(s) managed by such Investment Manager. This is because an Investment Manager that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources. This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Portfolio Fund(s) in achieving “best execution” of their transactions, but on the Investment Manager’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Investment Manager may cause a Portfolio Fund managed by such Investment Manager to pay transaction costs to a financial intermediary even though such Investment Manager and/or clients of such Investment Manager other than such Portfolio Fund are the exclusive beneficiaries of “soft dollar” benefits provided by the intermediary.

Grosvenor generally is authorized to consent on behalf of the Registrant to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Exchange Act.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11 – CONTROLS AND PROCEDURES

(a)

The Registrant’s principal executive officer and principal financial officer, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in Form N-CSR is accumulated and communicated to the Registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman
Chief Executive Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Chief Executive Officer and President	June 6, 2013
Scott J. Lederman

By:	/s/ Zachary D. Weber	Chief Financial Officer and Treasurer	June 6, 2013
Zachary D. Weber

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